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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Ecolab Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ecolab Inc.
370 Wabasha Street North
Saint Paul, MN 55102-1390
651-293-2233

March 31, 2004

Dear Fellow Stockholder:

You are cordially invited to join us for our Annual Meeting of Stockholders, to be held at 10:00 a.m. on Friday, May 7, 2004 in Weyerhauser Auditorium at the Landmark Center, 75 West Fifth Street, Saint Paul, Minnesota 55102. The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be conducted at our Annual Meeting. We urge you to read both carefully.

We hope you plan to attend our Annual Meeting. However, if you will not be able to join us, we encourage you to exercise your right as a stockholder and vote. Please sign, date and promptly return the accompanying proxy card, or make use of either our telephone or Internet voting services. Stockholders not in attendance may listen to a broadcast of the meeting on the Internet. Webcast instructions will be available on-line at www.ecolab.com/investor.

Sincerely,

Allan L. Schuman
Chairman of the Board and
Chief Executive Officer

YOUR VOTE IS IMPORTANT. WE RECOMMEND YOU SUBMIT YOUR PROXY EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. PLEASE REFER TO THE ACCOMPANYING MATERIALS FOR VOTING INSTRUCTIONS.

TABLE OF CONTENTS

Page
NOTICE	ii
VOTING PROCEDURES	1
— Quorum
— Broker Non-Vote
— How to Vote by Proxy
— Revoking Your Proxy
— Vote Tabulation
— Discretionary Voting
— Adjourments
GOVERNANCE / STOCKHOLDER ACCESS	3
— Corporate Governance
— Communications with Directors
— Future Stockholder Proposals and Nominations
SECURITY OWNERSHIP	6
— Certain Beneficial Owners
— Executive Officers and Directors
BOARD OF DIRECTORS	7
— Board Structure
— Board Committees
— Director Remuneration
DIRECTOR INDEPENDENCE	10
— "Independence" Determination
— Stockholder Agreement
— Related Party Transactions
PROPOSAL TO ELECT DIRECTORS	12
EXECUTIVE COMPENSATION	18
— Report of the Compensation Committee on Executive Compensation
— Summary Compensation Table
— Option Grants in 2003
— Aggregated Option Exercises in 2003 and December 31, 2003 Option Values
— Comparison of Five-year Cumulative Total Return
— Pension Plan Table
— Severance Policy and Severance Agreements
— Leadership Transition Arrangements
— Equity Compensation Plan Information
PROPOSAL TO RE-APPROVE THE ECOLAB INC. MANAGEMENT PERFORMANCE INCENTIVE PLAN, AS AMENDED	27
PROPOSAL TO APPROVE THE ECOLAB STOCK PURCHASE PLAN	29
AUDIT COMMITTEE REPORT	32
INDEPENDENT AUDITORS' FEES	33
PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS	34
OTHER MATTERS	34
— Section 16(a) Beneficial Ownership Reporting Compliance
— Proxy Solicitation Costs
— Householding Information
— Voting by Plan Participants
APPENDICES	A-1
A. Corporate Governance Principles
B. Board of Director Committee Charters
(i) Audit Committee
(ii) Compensation Committee
(iii) Finance Committee
(iv) Governance Committee
C. Directions to the Ecolab Annual Meeting

i

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 7, 2004

To the Stockholders of Ecolab Inc.:

The Annual Meeting of Stockholders of Ecolab Inc. will be held on Friday, May 7, 2004 at 10:00 a.m. in Weyerhauser Auditorium at the Landmark Center, 75 West Fifth Street, Saint Paul, Minnesota 55102, for the following purposes (which are more fully explained in the Proxy Statement):

  (1)
  to elect five Class III Directors to a term ending in 2007;

  (2)
  to re-approve the Ecolab Inc. Management Performance Incentive Plan, as amended;

  (3)
  to approve the Ecolab Stock Purchase Plan;

  (4)
  to ratify the appointment of PricewaterhouseCoopers LLP as our Independent Auditors for the current year ending December 31, 2004; and

  (5)
  to transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on March 16, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

Whether or not you plan to attend the meeting, please complete and return the accompanying proxy in the enclosed envelope. Or, you may vote by telephone or the Internet. If you attend the meeting, you may vote your shares in person even though you have previously returned your proxy by mail, telephone or the Internet.

                      By Order of the Board of Directors

                      Lawrence T. Bell
                      Senior Vice President,
                      General Counsel and Secretary

March 31, 2004

ii

ECOLAB INC.
370 Wabasha Street North, Saint Paul, Minnesota 55102

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
MAY 7, 2004

The Board of Directors of Ecolab Inc. is using this Proxy Statement to solicit proxies from the holders of Ecolab Common Stock, par value $1.00 per share ("Common Stock"), for use at the Annual Meeting of Ecolab Stockholders. We are first mailing this Proxy Statement and accompanying form of proxy to Ecolab stockholders on or about March 31, 2004.

  •
  Meeting Time and Place: Friday, May 7, 2004 at 10:00 a.m., Central time in Weyerhauser Auditorium at the Landmark Center, 75 West Fifth Street, Saint Paul, Minnesota 55102;

  •
  Purpose of the Meeting is to Vote on the Following Items:

  (1)
  to elect five Class III Directors to a term ending in 2007;

  (2)
  to re-approve the Ecolab Inc. Management Performance Incentive Plan, as amended;

  (3)
  to approve the Ecolab Stock Purchase Plan;

  (4)
  to ratify the appointment of PricewaterhouseCoopers LLP as our Independent Auditors for the current year ending December 31, 2004; and

  (5)
  to transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof.

  •
  Record Date: The record date for Common Stock entitled to vote at our Annual Meeting is the close of business on March 16, 2004.

  •
  Shares Entitled to Vote: As of March 16, 2004, the record date for the meeting, there were 257,317,816 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote. Common Stock held by Ecolab in our treasury is not counted in shares outstanding and will not be voted.

Note: References in this Proxy Statement to "Ecolab," "the Company," "we," or "our" are to Ecolab Inc.

VOTING PROCEDURES

Quorum — A quorum of stockholders is necessary to hold a valid meeting. The presence in person or by proxy at the meeting of holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is a quorum. Abstentions and broker non-votes count as present for establishing a quorum. Common Stock held by Ecolab in our treasury does not count toward a quorum.

Broker Non-Vote — Generally, a broker non-vote occurs on a proposal when a broker is not permitted under applicable rules to vote on that proposal without instruction from the beneficial owner of the Common Stock and no instruction is given.

How to Vote by Proxy — You may vote in person by ballot at our Annual Meeting or by submitting a valid proxy. We recommend you submit your proxy even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may vote by ballot, thereby canceling any proxy previously submitted.

Voting instructions are included on your proxy card. If you properly give your proxy and submit it to us in time to be tabulated, one of the individuals named as your proxy will vote your Common Stock as you have directed. You may vote for or against each proposal, or you may abstain from voting on a proposal. With respect to the election of directors, you may vote for each nominee, or you may withhold voting authority on one or more nominees.

Revoking Your Proxy — You may revoke your proxy at any time before it is voted by:

  •
  timely delivery of a valid, later-dated proxy, including a proxy given by telephone or Internet;

  •
  timely delivery of written notice to our Corporate Secretary before the Annual Meeting stating that you have revoked your proxy; or

  •
  voting by ballot at our Annual Meeting.

Vote Tabulation — The vote on each proposal will be tabulated as follows:

  •
  Proposal 1: Election of Directors — The nominee will be elected by a plurality of the votes cast. The five director nominees receiving the highest vote totals will be elected. Shares represented by proxies which contain instructions to "withhold" voting authority on one or more nominees will not affect the election of nominees receiving a plurality of the votes cast. It is intended that proxies solicited by our Board of Directors will (unless otherwise directed) be voted FOR the election of the five nominees named in this Proxy Statement. If, for any reason, any nominee becomes unavailable for election prior to our Annual Meeting, the proxies solicited by our Board of Directors will be voted FOR such substituted nominee as is selected by our Board of Directors, or our Board of Directors, at its option, may reduce the number of directors to constitute the entire Board.

  •
  Proposal 2: Re-approval of the Ecolab Inc. Management Performance Incentive Plan, as Amended — The affirmative vote of a majority of the total votes cast by holders of Common Stock present in person or represented by proxy at our Annual Meeting and entitled to vote is necessary for re-approval of the Ecolab Inc. Management Performance Incentive Plan, as amended. Therefore, abstentions and broker non-votes do not count as votes either for or against re-approval of the Plan. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR re-approval of the Ecolab Inc. Management Performance Incentive Plan, as amended.

  •
  Proposal 3: Approval of the Ecolab Stock Purchase Plan — The affirmative vote of a majority of the total votes cast by holders of Common Stock present in person or represented by proxy at our Annual Meeting and entitled to vote is necessary for approval of the Ecolab Stock Purchase Plan. Therefore, abstentions and broker non-votes do not count as votes either for or against approval of the Plan. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR approval of the Ecolab Stock Purchase Plan.

  •
  Proposal 4: Ratification of Independent Auditors — The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote shall constitute ratification of the appointment of PricewaterhouseCoopers LLP. Therefore, abstentions and broker non-votes do not count as votes either for or against ratification of the appointment. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR ratification of the appointment of PricewaterhouseCoopers LLP.

Discretionary Voting — We are not currently aware of any other business to be acted upon at our Annual Meeting. If, however, other matters are properly brought before our Annual Meeting, or any adjournment or postponement of our Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your Common Stock or act on those matters according to their best judgment, including to adjourn the meeting.

Adjournments — Adjournments of a meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of Common Stock representing a majority of the votes present in person or by proxy at our Annual Meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting. We do not currently intend to seek an adjournment of our Annual Meeting.

GOVERNANCE / STOCKHOLDER ACCESS

Corporate Governance — Our Company is managed under the overall direction of our Board of Directors for the benefit of all stockholders. To help familiarize you with our Board's policies and practices, our Corporate Governance Principles are attached as Appendix A to this Proxy Statement. The Corporate Governance Principles also can be found on our website at www.ecolab.com/investor/governance.

Communications with Directors — Our stakeholders and other interested parties, including our stockholders and employees, can send substantive communications to our Board using the following methods published on our website at www.ecolab.com/investor/governance:

  •
  to correspond with the Board's Presiding Director, please complete and submit the on-line "Contact Presiding Director" form;

  •
  to report potential issues regarding accounting, internal controls and other auditing matters to the Board's Audit Committee, please complete and submit the on-line "Contact Audit Committee" form; or

  •
  to make a stockholder recommendation for a potential candidate for nomination to the Board, please submit an e-mail to the Board's Governance Committee, in care of our Corporate Secretary, at investor.info@ecolab.com.

All substantive communications regarding governance matters or potential accounting, control or auditing irregularities are promptly relayed or brought to the attention of the Presiding Director or Chair of the Audit Committee following review by our management. Communications not requiring the substantive attention of our Board, such as employment inquiries, sales solicitations, questions about our products and other such matters, are handled directly by our management. In such instances, we respond to the communicating party on behalf of the Board. Nonetheless, our management periodically updates the Board on all of the on-line communications received, whether or not our management believes they are substantive. In addition to on-line communications, interested parties may direct correspondence to our Board of Directors, our Board Committees or to individual directors at our headquarters address, repeated at the top of page 1 of this Proxy Statement.

Future Stockholder Proposals and Nominations — Any stockholder proposal must comply with advance notice procedures set forth in Article II, Section 4 of our By-Laws. Under our By-Laws, to be in proper written form, the stockholder's notice to our Secretary must set forth (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting that business at the Meeting, (ii) the name and address of the stockholder, (iii) the number of shares owned by the stockholder, (iv) a description of any arrangements between the stockholder and any other person in connection with the proposed business and any material interest of the stockholder in the business, and (v) a representation by the stockholder that he or she intends to appear at the Annual Meeting to present the business. This summary is qualified in its entirety by reference to the full text of our By-Laws, which can be found on our website under the Corporate Governance section. If the presiding Chairperson of the Annual Meeting of Stockholders determines that business, or a nomination, was not brought before the meeting in accordance with the By-Law provisions, that business will not be transacted or the defective nomination will not be accepted.

  •
  Deadline for Inclusion in the Proxy Statement — All proposals to be considered by the Board for inclusion in the Proxy Statement and form of proxy for next year's Annual Meeting of Stockholders, expected to be held in May 2005, must be received by the Corporate Secretary at our headquarters address, repeated at the top of page 1 of this Proxy Statement, no later than December 1, 2004.

  •
  Deadline for Consideration — Stockholder proposals not included in a proxy statement for an annual meeting as well as proposed stockholder nominations for the election of directors at an annual meeting must each comply with advance notice procedures set forth in our By-Laws in order to be properly brought before that annual meeting of stockholders. In general, written notice of a stockholder proposal or a director nomination must be received by the Corporate Secretary not less than 90 days nor more than 135 days prior to the anniversary date of the preceding annual meeting of stockholders. With regard to next year's Annual Meeting of Stockholders, expected to be held in May 2005, the written notice must be received between December 23, 2004 and February 6, 2005 inclusive.

  •
  Director Nomination Process — Our Board's Governance Committee has, under its Charter, responsibility for director nominee functions, including review of any director nominee candidates recommended by stockholders in accordance with our Restated Certificate of Incorporation and By-Laws. The Governance Committee has the authority to:

  —
  Review and recommend to the Board of Directors with regard to policies for the composition of the Board, including such criteria as:

  •
  size of the Board;

  •
  diversity of experience, employment, background and other relevant factors of Board members;

  •
  the proportion of the Board to be comprised of non-management directors;

  •
  qualifications for new or continued membership on the Board, including experience, employment, background and other relevant considerations; and

  •
  director retirement requirements or standards.

  —
  Review any director nominee candidates recommended by stockholders in accordance with our Restated Certificate of Incorporation and By-Laws.

  —
  Identify, interview and evaluate director nominee candidates and have sole authority to:

  •
  retain and terminate any search firm to be used to assist the Committee in identifying director candidates; and

  •
  approve the search firm's fees and other retention terms.

  —
  Recommend to the Board:

  •
  the slate of director nominees to be presented by the Board for election at the Annual Meeting of Stockholders;

  •
  the director nominees to fill vacancies on the Board; and

  •
  the members of each Board Committee.

    Any stockholder nomination for directors must comply with the advance notice procedures set forth in Article II, Section 3 of our By-Laws. Under our By-Laws, to be in proper written form, the stockholder's notice to our Secretary must set forth as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence of the person, (ii) the principal occupation or employment of the person, (iii) the number of shares owned by the person, and (iv) any other information relating to the person that would be required to be disclosed in our proxy statement or other filings made in connection with solicitations of proxies for election of directors under the Exchange Act. In addition, as to the stockholder, the notice must set forth (i) the name and address of the stockholder, (ii) the number of shares owned by the stockholder, (iii) a description of any arrangements between the stockholder and the proposed nominee and any other person pursuant to which the nomination is being made by the stockholder, (iv) a representation by the stockholder that he or she intends to appear at the Annual Meeting to nominate the person named in the notice, and (v) any other information relating to the stockholder that would be required to be disclosed in our proxy statement or such Exchange Act filings. The notice must be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director of the Company unless nominated in accordance with the foregoing procedures. This summary is qualified in its entirety by reference to the full text of our By-Laws, which can be found on our website under the Corporate Governance section.

    In terms of policies for composition of the Board generally, and qualifications for director nominees specifically, we refer you to our Corporate Governance Principles, which are attached as Exhibit A to this Proxy Statement. Under these provisions, for example:

      •
      No more than three Board members will be from current management. These management members normally would be the Chief Executive Officer, the Chairman (if an employee of the Company and not the CEO) and the President (if an employee of the Company and not the CEO), but may be any other officer deemed appropriate by the Board.

      •
      It is desired that the members of the Board represent a geographical dispersion and variety of business disciplines so as to bring to the work of the Board a diversity of experience and background, with the predominance of members being chief or executive officers from different industries.

      •
      A continuing effort is made to seek well-qualified women and minority group members for the Board, but these persons must be sought out and evaluated as individuals rather than as representatives of specific groups.

    Other criteria relevant to service as a director of our Company are set forth in our Corporate Governance Principles.

    All directors are encouraged to submit to the Governance Committee the name of any person deemed qualified to serve on the Board, together with information on the candidate's qualifications. The Governance Committee screens and submits to the full Board the names and biographical information of those persons considered by the Committee to be viable candidates for election as directors. The same evaluation process and criteria are used by the Committee (i) for recommendations for director candidates submitted by stockholders in accordance with our Restated Certificate of Incorporation and By-Laws, and (ii) for recommendations submitted by any other source, such as a director or a third-party search firm.

    In 2003, a third-party search firm was engaged to assist in the identification and evaluation of one or more director nominee candidates for our Board. In particular, the search firm was asked to concentrate on candidates who were chief executive or chief financial officers and to ensure that women were represented. Several candidates, including Ms. Pritchard and Mr. De Schutter, were identified and recommended to our Chairman of the Board and Governance Committee. They were subsequently interviewed by the Chairman of the Board, the Chair of the Governance Committee, and certain other directors. Ms. Pritchard and Mr. De Schutter were then recommended by the Chairman of the Board and Governance Committee to the full Board for election as directors. They were appointed to the Board in February 2004 as directors in Class III for terms expiring at this year's Annual Meeting. In addition, Ms. Pritchard and Mr. De Schutter were included by the Board in the slate of nominees for election in Class III for terms expiring at the third subsequent Annual Meeting and, as such, are included in the group of nominees for election at this Annual Meeting. See "Proposal to Elect Directors" in this Proxy Statement.

SECURITY OWNERSHIP

Certain Beneficial Owners — The following table sets forth information as to entities which have reported to the Securities and Exchange Commission ("SEC") or have advised us that they are a "beneficial owner," as defined by the SEC rules and regulations, of more than 5% of our outstanding Common Stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)

Common	Henkel Chemie VmbH Henkelstrasse 67 Postfach 1100 40191 Düsseldorf Germany	43,359,224	(2)	16.9%
Common	HC Investments, Inc. 1105 North Market Street, Suite 1300 Wilmington, DE 19899	29,333,328	(3)	11.4%
(1)
The percent of class is based on the number of voting shares outstanding as of March 16, 2004.

(2)
As last reported to the SEC by Henkel Chemie VmbH on Form 3, filed January 9, 2003. Henkel Chemie VmbH is a wholly-owned, direct subsidiary of Henkel KGaA of Düsseldorf, Germany. Henkel KGaA is a partnership limited by shares organized under the laws of Germany. The Company understands that the majority of the voting stock of Henkel KGaA is controlled by the members of the Henkel family. Voting shares of the Company beneficially owned by Henkel Chemie VmbH are subject to an agreement containing certain restrictions pertaining to, among other things, maximum shareholding, transfer and voting rights. For a description of the agreement, see the information found on page 10 under the heading "Stockholder Agreement."

(3)
HC Investments, Inc., a Delaware corporation, is an indirect, wholly-owned subsidiary of Henkel KGaA. Voting shares of the Company beneficially owned by HC Investments, Inc. are bound by the terms of the agreement between the Company and Henkel KGaA, as described on page 10.

Executive Officers and Directors — In general, "beneficial ownership" includes those shares of our Common Stock which a director or executive officer has the power to vote or transfer, as well as stock options that are exercisable currently or within 60 days. On March 16, 2004, our current executive officers and directors owned, in the aggregate, 5,106,590 shares of Common Stock which is approximately 2.0% of our shares outstanding. (As required by SEC disclosure rules, "shares outstanding" for this purpose includes options exercisable within 60 days.) The detail of beneficial ownership is set forth in the following table.

Non-management directors also have interests in stock units under our 2001 Non-Employee Director Stock Option and Deferred Compensation Plan. The stock units are Common Stock equivalents. The stock units are credited to a deferred stock unit account and will be paid in the form of Common Stock after a director leaves the Board. Although the stock units may not be voted or transferred, they are shown in the table below because they represent part of the total economic interest of the directors in our Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Stock Units	Total	Percentage of Outstanding Shares Beneficially Owned

Allan L. Schuman	2,458,760	(1)(2)	0	2,458,760	*
Douglas M. Baker, Jr.	296,327	(1)(2)	0	296,327	*
John P. Spooner	393,889	(1)(2)	0	393,889	*
Steven L. Fritze	199,977	(1)(2)	0	199,977	*
Maurizio Nisita	330,003	(1)(2)	0	330,003	*
Leslie S. Biller	78,815	(2)	18,628	97,443	*
Richard U. De Schutter	2,000		0	2,000	*
Jerry A. Grundhofer	44,600	(2)	14,981	59,581	*
Stefan Hamelmann	21,800	(2)	3,433	25,233	*
James J. Howard	66,024	(2)	30,340	96,364	*
William L. Jews	58,329	(2)	10,146	68,475	*
Joel W. Johnson	84,495	(2)	17,641	102,136	*
Jochen Krautter	18,060	(2)	1,985	20,045	*
Ulrich Lehner	21,800	(2)	3,433	25,233	*
Jerry W. Levin	120,457	(2)	18,785	139,242	*
Robert L. Lumpkins	60,484	(2)	5,392	65,876	*
Beth M. Pritchard	0		0	0
Current Directors and Executive Officers as a Group (25 persons)	5,106,590	(3)			2.0%
(1)
Includes the following shares held by officers in the Ecolab Savings Plan and ESOP as of the last Plan report: Mr. Schuman, 25,405; Mr. Baker, 7,694; Mr. Spooner, 4,683; Mr. Fritze, 20,216; and Mr. Nisita, 16,804.

(2)
Includes the following shares which could be purchased under Company-granted stock options within 60 days from March 16, 2004: Mr. Schuman, 1,839,996; Mr. Baker, 256,665; Mr. Spooner, 327,365; Mr. Fritze, 178,106; Mr. Nisita, 212,480; Mr. Biller, 58,815; Mr. Grundhofer, 39,400; Mr. Hamelmann, 21,800; Mr. Howard, 38,200; Mr. Jews, 58,329; Mr. Johnson, 82,179; Mr. Krautter, 18,060; Mr. Lehner, 21,800; Mr. Levin, 93,335; and Mr. Lumpkins, 59,641.

(3)
Includes 4,056 shares held by or on behalf of family members of directors and executive officers, 114,670 shares held for executive officers in Company-sponsored employee benefit plans as of the last plan reports, 3,969,025 shares to which these persons have the right to acquire beneficial ownership within 60 days of March 16, 2004, by the exercise of Company-granted stock options and 44,800 shares held by executive officers under Company-granted restricted stock awards which are subject to events of forfeiture.

BOARD OF DIRECTORS

Board Structure — Under our Restated Certificate of Incorporation, the number of directors is determined exclusively by the Board. Currently, the Board has fixed the number of directors at 14. Under our Corporate Governance Principles, the optimal size of the Board is between 11 and 15 members, in order to facilitate effective discussion and decision-making, adequate staffing of Board Committees, and a desired mix of diversified experience and background.

Pursuant to our agreement with Henkel KGaA ("Henkel") described on page 10 under the heading "Stockholder Agreement," Henkel is entitled to designate a number of persons to be nominated for election to our Board of Directors proportionate to Henkel's shareholding in the Company rounded down to the nearest whole number. As of March 16, 2004, Henkel beneficially owned approximately 28.3% of our outstanding Common Stock and was accordingly entitled to designate three directors. Messrs. Hamelmann, Krautter and Lehner have been elected to the Board pursuant to designation by Henkel.

There were six meetings of the Board of Directors during the year ended December 31, 2003. Each director attended at least 75% of Board and Committee meetings. Overall attendance at Board and

Committee meetings was 96%. Directors are expected, but are not required, to attend our Annual Meeting of Stockholders. All directors attended last year's Annual Meeting.

The Board has appointed a Presiding Director to lead non-management directors during executive sessions of the Board. Currently, the Chair of the Compensation Committee serves as the Presiding Director. The Presiding Director position rotates among the four Board Committee Chairs, in sequential order of Governance, Compensation, Finance and Audit, beginning each January 1.

Board Committees — The business and affairs of our Company are managed under the overall direction of the Board of Directors. Our By-Laws permit the Board of Directors to designate Committees, each comprised of three or more directors, to assist the Board in carrying out its duties. The Board annually reviews its Committee structure as well as the Charter and composition of each Committee and makes modifications as necessary. The Board believes its current Committee structure, comprised of standing Audit, Compensation, Finance and Governance Committees, is appropriate. The Charters of these Committees are attached as Appendix B (i), (ii), (iii) and (iv) to this Proxy Statement and are available on our website at www.ecolab.com/investor/governance. The Charters were last amended and approved by the Board in May 2003. The separately designated standing Audit Committee meets the requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the Audit, Compensation and Governance Committees meet the "independence" and other requirements established by the rules and regulations of the SEC and the New York Stock Exchange.

  •
  Audit Committee — The Committee members during 2003 were Messrs. Howard (Chairman), Jews, Johnson (Vice Chairman) and Lumpkins. Mr. De Schutter became a member of the Committee in February 2004. The Committee met seven times during the past year. In addition, the Committee Chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement for the first three calendar quarters of 2003 with our Chief Financial Officer, Controller and Assistant Controller and with our independent auditors, prior to each of our quarterly earnings announcements. The full Committee (and all of our other directors, who were invited to participate) met to discuss the financial information contained in the fourth quarter and full year 2003 earnings announcement prior to dissemination of that press release and it being furnished to the SEC on a Form 8-K.

    The Committee fulfills, and assists the Board of Directors' oversight of, its responsibilities to monitor (i) the quality and integrity of our consolidated financial statements and management's financial control of operations; (ii) the qualifications, independence and performance of the independent auditors; (iii) the role and performance of the internal audit function; and (iv) our compliance with legal and regulatory requirements. The Committee meets regularly and privately with our management and internal auditors, and with our independent auditors, PricewaterhouseCoopers LLP.

    A report of the Audit Committee is found under the heading "Audit Committee Report" on page 32.

    The Board of Directors has determined that each member of the Audit Committee is "independent" and meets the independence and other requirements of (i) Sections 303A.02 and 303A.07(a) of the listing standards of the New York Stock Exchange, and (ii) Rule 10A-3 under the Exchange Act. The Board has also determined that at least one member of the Committee is an "audit committee financial expert" under the SEC's rules and that, without limitation, the Board has specifically determined that Mr. Robert L. Lumpkins possesses such expertise, that he should be so designated, and that he is "independent." Further, the Board has determined, in its business judgment, that Mr. Lumpkins has accounting and related financial management expertise under the New York Stock Exchange's listing standards. Finally, the Board has determined, in its business judgment, that each member of the Committee is financially literate, under the NYSE's standards.

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  Compensation Committee — The Committee members during 2003 were Messrs. Biller (Chairman), Grundhofer, Johnson (Vice Chairman) and Levin. Mr. De Schutter became a member of the Committee in February 2004. The Committee met six times during the past year. The Committee is composed entirely of independent directors. The principal functions of this Committee are to (i) review and recommend to the Board with respect to the establishment, amendment and administration of any compensation plans, benefits plans, severance arrangements and long-term incentive for directors, and any executive officers (including the CEO) or other employees; (ii) review and approve our overall compensation policy and annual executive salary plan, including CEO compensation; and (iii) administer our director stock option and deferred compensation plans and executive and employee stock incentive, stock purchase, and cash incentive programs.

    To assist the Committee in the design and review of executive compensation programs, the Board has selected and retained an independent compensation consultant who reports directly to the Committee. A report by the Committee on executive compensation is located on pages 18 and 19.

    The Board of Directors has determined that each member of the Compensation Committee meets the "independence" requirements of the SEC and the New York Stock Exchange.

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  Finance Committee — The Committee members during 2003 were Howard, Jews (Chairman), Krautter, Lehner and Lumpkins (Vice Chairman). Ms. Pritchard and Mr. Baker joined the Committee in February 2004. The Committee met five times during the past year. The principal functions of this Committee are to review and make recommendations to the Board concerning (i) management's financial and tax policies and standards; (ii) our financing requirements, including the evaluation of management's proposals concerning funding to meet such requirements; (iii) dividends; (iv) our capital expenditure budget; and (v) adequacy of insurance coverage. The Committee also evaluates specific acquisition, divestiture and capital expenditure projects from a financial standpoint. The Committee oversees a management committee which is charged with monitoring the performance of trust assets held in our benefit plans, and monitors our investor relations program.

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  Governance Committee — The Committee members during 2003 were Messrs. Biller, Grundhofer (Vice Chairman) and Levin (Chairman). Ms. Pritchard joined the Committee in February 2004. The Committee met five times during the past year. The principal functions of the Governance Committee are described on page 4 of this Proxy Statement under the heading "Director Nomination Process."

    The Board of Directors has determined that each member of the Governance Committee meets the "independence" requirements of the SEC and the New York Stock Exchange.

Director Remuneration — Members of the Board of Directors who are not employees of the Company are paid an annual retainer of $24,000 and a fee of $1,200 for each Board or committee meeting they attend. Committee chairs each receive an additional fee of $6,000 per year. Non-employee directors also receive $25,000 annually in the form of stock units (which are described under the heading "Security Ownership—Executive Officers and Directors" on page 6). In addition, non-employee directors receive stock options having an economic value (as determined by the Board) of $55,000. Effective for 2004, the Board and committee meeting attendance fees were eliminated and the annual retainer was increased to $55,000.

Under the 2001 Non-employee Director Stock Option and Deferred Compensation Plan ("the 2001 Plan"), non-employee directors may elect to defer some, or all, of the cash portion of their director's fees until cessation of Board service. Deferred amounts either earn interest at market rates or are invested in the stock unit account at the election of the director. Upon cessation of Board service, deferred amounts (whether in the interest-bearing account or in the stock unit account) are paid in a lump sum or in equal installments to a maximum of ten years as elected by the director.

The 2001 Plan permits non-employee directors to elect to convert their cash compensation and their $25,000 stock unit compensation into elective stock options. The value converted purchases options having a face value (i.e., the product of (i) the market price of the stock on the date of grant and (ii) the number of options) equal to four times the amount so converted. The 2001 Plan was amended to eliminate the feature of converting cash and/or stock unit compensation into elective stock options with effect for deferral election periods on and after May 1, 2004.

Commencing 2001, the options granted to Directors under the 2001 Plan may be transferred to defined family members or legal entities established for their benefit, and provide for a one-time automatic grant of a reload stock option if the optionee exercises the original stock option by tendering shares of previously owned Common Stock of the Company. The reload stock option is for the same number of shares tendered to exercise the original stock option and the number of shares required to be withheld to satisfy minimum statutory tax obligations, has an exercise price equal to the fair market value of the Company's Common Stock on the reload grant date, and is immediately exercisable at any time during the remaining exercise term of the original stock option. The reload feature was eliminated under the 2001 Plan as amended effective May 2004.

DIRECTOR INDEPENDENCE

"Independence" Determination — In February 2004, the Governance Committee undertook a review of director independence by examining the nature and magnitude of transactions and relationships during 2003, 2002 and 2001 between each director or any member of his or her immediate family and the Company, its subsidiaries and affiliates, including those reported below under "Stockholder Agreement" and "Related Party Transactions." Appropriate scrutiny is given to any situation which could be reasonably considered a material relationship. Both the existence of the relationship and the nature thereof are considered; for example relationships include, among others, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

Based on the review of the Governance Committee, the Board of Directors has determined that each of the current directors, with the exception of the directors named below, including the slate of nominees for election to the Board at this year's Annual Meeting, is "independent," and meets the independence and other requirements of Section 303A.02 of the listing standards of the New York Stock Exchange, the regulations of the SEC, and applicable law.

Non-independent Director	Capacity

Douglas M. Baker, Jr.	Insider (President and Chief Operating Officer)
Stefan Hamelmann	Affiliated Outsider (Designee of Henkel KGaA)
Jochen Krautter	Affiliated Outsider (Designee of Henkel KGaA)
Ulrich Lehner	Affiliated Outsider (Designee of Henkel KGaA)
Allan L. Schuman	Insider (Chairman of the Board and Chief Executive Officer)

Stockholder Agreement — In a filing with the SEC, Henkel KGaA reported that affiliates of Henkel owned 72,692,552 shares of our Common Stock as set forth in the table "Security Ownership—Certain Beneficial Owners" located on page 6.

Henkel's equity ownership in the Company is subject to an agreement ("Stockholder's Agreement") containing certain restrictions pertaining to, among other things, Henkel's acquisition, transfer and voting rights of our Common Stock. Generally, the Stockholder's Agreement terminates when Henkel owns less than two percent of our voting shares. Pursuant to the Stockholder's Agreement, Henkel is precluded from acquiring more than 35 percent of our outstanding Common Stock or from acting, alone or in concert with others, to control or influence the Company.

Henkel may sell its shares of our Common Stock under certain conditions specified in the Stockholder's Agreement, subject to our right of first refusal. In December 2003, Henkel KGaA reported that it may sell a portion or all of its holdings of our Common Stock and/or its holdings of common stock of The Clorox Company, or a combination of both, in connection with financing its pending acquisition of The Dial Corporation. Any disposition by Henkel of any shares of our Common Stock would be effected in an orderly manner in accordance with the Stockholder's Agreement, including our right of first refusal.

Henkel has agreed to vote its shares in the case of election of our directors, certain stockholder proposals, compensation and certain matters pertaining to the independent publicly traded nature of the Company, in accordance with the recommendations or directions of our Board. In all other cases, except with respect to certain "strategic transactions," Henkel may vote, at its option, either in accordance with the recommendation of our Board or pro rata in the same manner and proportion that votes of our stockholders (other than Henkel and our officers or directors) have been cast. Any vote with respect to "strategic transactions," (for example a disposition, recapitalization, liquidation or consolidation of the Company or other transactions which could reasonably be expected to have a material effect upon Henkel's investment in our Common Stock) may be cast at Henkel's sole discretion. Henkel also is entitled to designate nominees for election to our Board of Directors proportionate to the percentage of its holding of our voting securities (rounded down to the nearest whole number). Currently, Henkel has designated for election three of our directors. Those directors are Stefan Hamelmann, Jochen Krautter and Ulrich Lehner. Further information concerning Henkel directorships is found on page 12 under the heading "Proposal to Elect Directors."

In addition, the Stockholder's Agreement provides that beginning in 2011 Henkel will be permitted to make proposals to our Board of Directors to acquire all, but not less than all, of our outstanding voting shares at certain times, and under terms and conditions set forth in the Stockholder's Agreement.

Related Party Transactions — On November 30, 2001, we acquired the 50 percent of the Henkel-Ecolab joint venture ("Henkel-Ecolab") which we did not already own, from our joint venture partner, Henkel KGaA, for a purchase price of approximately 483,500,000 euro, or approximately $432,700,000 at November 30, 2001 exchange rates, plus $6,500,000 of direct transaction related expenses ("Purchase Price"). As of February 27, 2004, in connection with the acquisition, we had an outstanding claim for indemnification from Henkel for certain liabilities which, in the aggregate, amounted to 1,475,000 euro, or approximately $1,845,000 at February 2004 exchange rates. The acquisition is referred to herein as the "Transaction."

As a part of the Transaction, Henkel agreed to continue for up to two years, subject to mutually agreed year-to-year extensions, to provide to our European businesses certain services and products which Henkel previously provided to Henkel-Ecolab prior to the Transaction on financial and other terms substantially similar to those in place prior to the closing of the Transaction. These include leased office space; certain accounting, finance, payroll, human resources, information and other administrative services; and contract manufacturing and supply agreements.

Pursuant to an Intellectual Property Agreement entered into in connection with the Transaction: (i) Henkel transferred certain trademarks and patents used by Henkel-Ecolab to us and we granted a perpetual royalty-free license back to Henkel to use such transferred intellectual property outside of the cleaning and sanitizing field; and (ii) Henkel granted a perpetual (in a limited number of cases, the license for certain trademarks is limited to five years) royalty-free license to us to use certain other trademarks, patents and technology used by Henkel-Ecolab which were not transferred to us.

In connection with the Transaction, Ecolab and Henkel also entered into an Environmental Agreement dated December 7, 2000 under which Henkel agreed to indemnify Ecolab for certain environmental liabilities associated with the former Henkel-Ecolab. Henkel's outstanding reimbursement obligation to Ecolab for such environmental liabilities in the amount of 108,319 euro (approximately $116,000) was paid as of December 31, 2003.

During 2003, we sold products and services in the amount of approximately $3,426,000 to Henkel and its affiliates, and purchased products and services in the amount of approximately $71,265,000 from

Henkel and its affiliates. The sales were made at prices comparable to prices charged to other customers and we believe that the amounts paid for products and services purchased were comparable with prices charged by other suppliers for similar products. The payments for products and services include amounts paid to Henkel and its affiliates for administrative services and for products under supply arrangements by our affiliates in approximately 25 countries outside of Europe where we formerly acquired industrial and institutional cleaning and sanitizing businesses from Henkel.

PROPOSAL TO ELECT DIRECTORS

The Board of Directors is divided into three classes. The members of each class are elected to serve a three-year term with the terms of office of each class ending in successive years.

Pursuant to the agreement between us and Henkel KGaA described on page 10 under the heading "Stockholder Agreement," Henkel is entitled to designate a number of persons to be nominated for election to our Board of Directors proportionate to Henkel's shareholding in the Company rounded down to the nearest whole number. As of March 16, 2004, Henkel beneficially owned approximately 28.3% of our outstanding Common Stock and was accordingly entitled to designate three directors. Messrs. Hamelmann, Krautter and Lehner have been elected to the Board pursuant to designation by Henkel.

The term of Class III Directors expires with this Annual Meeting of Stockholders. Pursuant to the recommendation of the Governance Committee, Ms. Pritchard and Messrs. De Schutter, Jews, Johnson and Lehner were nominated by the Board of Directors for election as Class III Directors. Class III Directors being elected at the current Annual Meeting will serve until the 2007 Annual Meeting expected to be held in May 2007, or until their successors have been duly elected and qualified. The Board of Directors has no reason to believe that any of the named nominees is not available or will not serve if elected. The directors of Class I and Class II will continue in office. The Board of Directors recommends a vote FOR the election of the five nominees named in this Proxy Statement.

The following information with regard to business experience has been furnished by the respective directors or nominees or obtained from our records.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS—CLASS III
(FOR A TERM ENDING 2007)

RICHARD U. DE SCHUTTER,  age 63.

Retired Chairman and Chief Executive Officer of DuPont Pharmaceutical Company, a drug manufacturer formerly based in Wilmington, Delaware. Director of Ecolab since February 2004. Member of the Audit and Compensation Committees.

Following a 35-year career at Monsanto Company where he last served as Vice Chairman and Chief Administrative Officer, Mr. De Schutter transitioned to Pharmacia Corporation, a drug manufacturer created through merger of Monsanto, Pharmacia & Upjohn, in 2000 as Chief Administrative Officer and Director. In 2000, Mr. De Schutter joined Dupont Pharmaceutical Company as Chairman and Chief Executive Officer, serving until the 2001 sale of the company to Bristol Myers-Squib. Mr. De Schutter is a director of Incyte Corporation, Smith & Nephew plc and Varian, Inc.

WILLIAM L. JEWS,  age 52.

President and Chief Executive Officer of CareFirst, Inc., a health care insurer operating in the United States' Mid-Atlantic region and parent company of CareFirst of Maryland, Inc. and Group Hospital and Medical Services, Inc., affiliates that do business as CareFirst BlueCross and BlueShield, plus a third affiliate named BlueCross and BlueShield of Delaware, Inc. Director of Ecolab since 1999. Chairman of the Finance Committee and member of the Audit Committee.

Following an extensive career in health administration, Mr. Jews served as President and Chief Executive Officer of Dimensions Health Care Corporation from 1990 to 1993. In 1993, he joined BlueCross and BlueShield of Maryland as President and Chief Executive Officer. Appointed to his current position with CareFirst, Inc. in January 1998. Director of The Ryland Group, Choice Hotels and MBNA.

JOEL W. JOHNSON,  age 60.

Chairman of the Board, President and Chief Executive Officer of Hormel Foods Corporation, a processor and marketer of meat and food products. Director of Ecolab since 1996. Vice Chairman of the Compensation Committee and of the Audit Committee.

Following an extensive career at General Foods Corporation, Mr. Johnson joined Hormel Foods Corporation in 1991 as Executive Vice President—Sales & Marketing. Advanced to President in 1992, Chief Operating Officer and Chief Executive Officer in 1993 and Chairman of the Board in 1995. Director of Hormel Foods Corporation, the Meredith Corporation and U.S. Bancorp. Also a director of The Hormel Foundation, American Meat Institute and Grocery Manufacturers Association as well as a member of Board of Overseers of the Carlson School of Management at the University of Minnesota and the Board of Trustees of Hamilton College.

ULRICH LEHNER,  age 57.

President and Chief Executive Officer of Henkel KGaA, Düsseldorf, Germany, a manufacturer of chemicals, household and personal care products and adhesives. Director of Ecolab since February 2001. Appointed to the Board pursuant to an understanding between the Company and Henkel (see information found on page 12 under the heading "Proposal to Elect Directors"). Member of the Finance Committee.

Mr. Lehner joined Henkel KGaA in 1981 and, following three years at Fried Krupp GmbH serving as Head of Controlling Department, returned to Henkel in 1986 as Head of Accounting/Taxes. Named Corporate Vice President, Finance/Controlling in 1994 and promoted to Executive Vice President, Finance/Logistics in 1995. Elected to his current position of President and Chief Executive Officer in May 2000. Director of Novartis AG and Dresdner Bank Luxemborg. Member of the Supervisory Board of E.ON AG. Mr. Lehner also serves as Chairman of the Management Board of Henkel KGaA. He lectures as a Professor at the University of Münster, Germany.

BETH M. PRITCHARD,  age 57

President and Chief Executive Officer of Organized Living, Inc., a national retailer of storage products based in Kansas City. Director of Ecolab since February 2004. Member of the Finance and Governance Committees.

From 1991 to January 2003, Ms. Pritchard was an executive with Limited Brands, Inc., a specialty retailer, most recently serving as President and Chief Executive Officer of Bath & Body Works, and as Chief Executive Officer of The White Barn Candle Company. From 1971 to 1991, Ms. Pritchard held various marketing and management positions at S.C. Johnson & Son, Inc., last as Vice President Insect Control Division. Director of Borders Group, Inc., Albertson's, Inc. and Organized Living, Inc.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE—CLASS I
(FOR A TERM ENDING 2005)

DOUGLAS M. BAKER, JR.  age 45

President and Chief Operating Officer of Ecolab. Director of Ecolab since February 2004. Member of the Finance Committee

Prior to joining Ecolab in 1989, Mr. Baker was employed by The Procter & Gamble Company in various marketing and management positions. Mr. Baker has served as Ecolab's President and Chief Operating Officer since August 2002 and formerly held leadership positions with Ecolab's Institutional, Kay and European operations.

STEFAN HAMELMANN,  age 40.

Owner of Franz Hamelmann Baugesellschaft GmbH and Franz Hamelmann Projekt GmbH, privately held construction and development companies. Member of the Henkel family which controls Henkel KGaA, Düsseldorf, Germany, a manufacturer of chemicals, household and personal care products and adhesives. Director of Ecolab since February 2001. Appointed to the Board pursuant to an understanding between the Company and Henkel (see information found on page 12 under the heading "Proposal to Elect Directors").

Mr. Hamelmann became a partner at Franz Hamelmann Baugesellschaft GmbH in 1993, serving as sole proprietor since 1997. Appointed as a guest member of the Shareholders' Committee of Henkel KGaA in 1997. Elected to the Henkel Shareholders' Committee in May 1999.

JAMES J. HOWARD,  age 68.

Chairman Emeritus of Xcel Energy Inc. ("Xcel"), an electricity and natural gas energy company formed by the August 2000 merger of New Century Energy and Northern States Power Company. Director of Ecolab since 1991. Chairman of the Audit Committee and member of the Finance Committee.

Mr. Howard joined Northern States Power as President and Chief Executive Officer in 1987. From 1994 until completion of the merger with New Century Energy, he served as Chairman of the Board, President and Chief Executive Officer of Northern States Power. In August 2000, Northern States Power merged with New Century Energy to form Xcel. Served as Chairman of the Board of Xcel from August 2000 to August 2001 when Mr. Howard was named Chairman Emeritus. Director of Honeywell International Inc. and Walgreen Company. He is also on the Board of Visitors for the University of Pittsburgh, Joseph M. Kats Graduate School of Business.

JERRY W. LEVIN,  age 59.

Chairman and Chief Executive Officer of American Household, Inc., a household consumer products company. Director of Ecolab since 1992. Chairman of the Governance Committee and member of the Compensation Committee.

Mr. Levin served in a number of senior executive positions with The Pillsbury Company from 1974 through 1989. In 1989, joined MacAndrews & Forbes Holdings, Inc. which controls Revlon, Inc. and The Coleman Company, among other companies. From 1989 to 1991, was Chairman of The Coleman Company, Inc. Served as President of Revlon, Inc. from 1991 to 1992 and as Chief Executive Officer of Revlon, Inc. and Revlon Consumer Products Corporation from 1992 until January 1997. In February 1997, he was appointed Chairman and Chief Executive Officer of The Coleman Company, Inc. and Chairman of Revlon, Inc. and The Cosmetic Center, Inc. He took his present position with American Household, Inc. (formerly known as Sunbeam Corporation) in June 1998. In February 2001 Sunbeam Corporation voluntarily filed a petition under Chapter 11 of the federal bankruptcy code, and emerged in December 2002 as American Household, Inc. Director of U.S. Bancorp.

ROBERT L. LUMPKINS,  age 60.

Vice Chairman and Chief Financial Officer of Cargill, Incorporated, a privately held international marketer, processor and distributor of agricultural, food, financial and industrial products. Director of Ecolab since August 1999. Vice Chairman of the Finance Committee and member of the Audit Committee.

Mr. Lumpkins joined Cargill in 1968 and served in various finance and managerial positions. Named President of the Financial Services Division in 1983 and Chief Financial Officer for Cargill Europe, Limited in 1988. Appointed Chief Financial Officer of Cargill in 1989 and elected to Cargill's Board of Directors in 1991. Elected Vice Chairman of Cargill in 1995. Director of Cargill, Incorporated. Also a director of WhereNet Corporation and serves as a trustee of Howard University and of TechnoServe Inc., and as a member of the Advisory Councils of the Stanford Business School and the Notre Dame College of Science.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE—CLASS II
(FOR A TERM ENDING 2006)

LESLIE S. BILLER,  age 56.

Retired Vice Chairman and Chief Operating Officer of Wells Fargo & Company, a diversified financial services company. Director of Ecolab since 1997. Chairman of the Compensation Committee and member of the Governance Committee.

After holding various positions with Citicorp and Bank of America, Mr. Biller joined Norwest Corporation in 1987 as Executive Vice President in charge of strategic planning and acquisitions for Norwest Banking. Appointed Executive Vice President in charge of South Central Community Banking in 1990. He served as President and Chief Operating Officer of Norwest Corporation from February 1997 until its merger with Wells Fargo in November 1998. Mr. Biller retired from Wells Fargo & Company in October 2002. Director of PG&E Corporation and Pacific Gas and Electric Company.

JERRY A. GRUNDHOFER,  age 59.

Chairman of the Board, President and Chief Executive Officer of U.S. Bancorp, a financial services holding company. Director of Ecolab since 1999. Vice Chairman of the Governance Committee and member of the Compensation Committee.

Following an extensive career in the commercial banking industry, including serving as Vice Chairman of BankAmerica Corporation, Mr. Grundhofer joined Star Banc Corporation as Chairman of the Board, President and Chief Executive Officer in 1993. In November 1998, Star Banc merged with Firstar Corporation and he assumed the position of President and Chief Executive Officer of Firstar Corporation. In February 2001, following a merger of Firstar Corporation and U.S. Bancorp, Mr. Grundhofer was named President and CEO of U.S. Bancorp and added the position of Chairman of the Board in January 2003. Director of U.S. Bancorp and The Midland Company.

JOCHEN KRAUTTER,  age 61

Executive Vice President, Technologies and member of the Management Board of Henkel KGaA, Düsseldorf, Germany a manufacturer of chemicals, household and personal care products and adhesives. Director of Ecolab since March 2002. Appointed to the Board pursuant to an understanding between the Company and Henkel (see information found on page 12 under the heading "Proposal to Elect Directors"). Member of the Finance Committee.

Mr. Krautter joined Henkel KGaA in 1973 and held various positions in sales, marketing and management. Named to the Management Board of Henkel in 1992. From 1992 - 1999 he was responsible for Henkel's Surface Technologies Business, Information Systems and Latin America operations. Appointed Chief Financial Officer in May 2000 and named Executive Vice President, Technologies in July 2003. Member of the Supervisory Boards of BASF Coatings AG and of Dresdner Bank Latin America.

ALLAN L. SCHUMAN,  age 69.

Chairman of the Board and Chief Executive Officer of Ecolab. Director of Ecolab since 1991.

Mr. Schuman joined Ecolab in 1957. After service in numerous executive positions including President, Ecolab Services Group from 1988 to 1992, he was named President and Chief Operating Officer of the Company in August 1992 and President and Chief Executive Officer in March 1995. Assumed the additional position of Chairman of the Board in January 2000. Director of Xcel Energy Corporation. Also serves as a director of Schwan's Sales Enterprises, Inc., The Soap and Detergent Association, the Ordway Center for the Performing Arts and the Guthrie Theater. Trustee of the Culinary Institute of America and of the National Restaurant Association. Member of the Board of Overseers of Carlson School of Management at the University of Minnesota, and the Board of Trustees of Hamline University.

EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the "Committee") is composed solely of independent directors. The Committee is responsible for the overall executive compensation program and reviews each component annually to maintain alignment with the Company's goals and philosophy. The Company's management and independent compensation consultants provide competitive data and assistance to help the Committee carry out its responsibilities. The Board of Directors holds authority to ratify certain actions of the Committee. The Committee intends to make all reasonable attempts to comply with the requirements to exempt executive compensation from the $1 million deduction limitation under Section 162(m) of the Internal Revenue Code, unless the Committee determines that such compliance in given circumstances would not be in the best interests of the Company and its stockholders.

Philosophy — The Committee uses compensation to help communicate desired business results to executives and to influence them to make decisions to produce those results. The program must be competitive to attract, retain and motivate executives, and it must reinforce and complement sound management practices. In addition, the executives' interests must be effectively aligned with those of our stockholders and, to this end, the Committee developed executive stock ownership guidelines in 1990 to ensure that executives accumulate a significant ownership stake and are vested in maximizing long-term stockholder returns. The ownership guideline for the Chief Executive Officer is 5 times base salary, and range from 3 times base salary to 1 times base salary for all other executive officers depending on their level in the organization.

The principal components of the executive compensation program consist of base salary, annual incentives under the Management Incentive Plan or Management Performance Incentive Plan, and long-term incentives in the form of annual stock option awards. The Company also grants restricted stock on a selective basis to executives and key employees in connection with promotions and for recruitment and retention purposes. The Company's philosophy is to position the aggregate of these components at a level that is commensurate with the Company's size and performance relative to a broad range of general industry manufacturing and service companies. The Committee periodically reviews the reasonableness of total compensation levels and mix using public information from comparator company proxy statements and survey information from credible third-party general industry surveys.

Base Salary — The Committee reviews the base salary of executive officers on an annual basis in light of relevant market data and individual performance to determine whether an increase is appropriate. For the most recent fiscal year, base salary increases for executive officers other than the Chief Executive Officer averaged 5.4% excluding promotions. The Committee established a base salary of $1,000,000 for the Chief Executive Officer representing an 8.1% increase over the prior fiscal year. The increase was based on the Committee's assessment of the Chief Executive Officer's performance in the most recent fiscal year.

Management Incentive Plan (MIP) / Management Performance Incentive Plan (MPIP) — The MIP is a cash-based annual incentive plan that focuses executives' attention on achieving competitive annual business goals. The Committee, with input from management, sets specific performance goals at the beginning of each year and communicates them to the Company's executives. A mix of corporate and business unit goals is used to assure that executives have a reasonable measure of control over the factors affecting their awards. For the most recent fiscal year, these performance goals were based principally on earnings per share and business unit operating income and revenue goals. Target award opportunities for executive officers, other than the Chief Executive Officer, ranged from 35% to 60% of base salary. Final awards can range from 0% to 200% of the target award based on overall Company, business unit and individual performance.

The MPIP is a stockholder approved plan that is similar to the MIP, except that it is intended to qualify for the performance-based exception to the $1,000,000 deduction limitation under Section 162(m) of the Internal Revenue Code. For the most recent fiscal year, the Committee selected the Chief Executive Officer, President and Chief Operating Officer and the President, International as participants in the MPIP and established a maximum award payment opportunity equal to 250% of base salary based on the attainment of pre-established diluted earnings per share goals. Based solely on the Company's earnings per share performance for the most recent fiscal year, and the Committee's assessment of the Chief Executive Officer's performance, the Committee approved an award of 166% of base salary for the Chief Executive Officer.

The Committee, in general, makes awards based strictly on the level of achievement against pre-established goals. Under the MIP, the Committee may, in its sole discretion, make awards at a level higher or lower than that determined by strict application of achievement against goals based upon such other business and individual performance criteria as the Committee determines appropriate. Under the MPIP, however, the Committee may make awards only at a level that is at or lower than the level determined by strict application of achievement against goals.

Long-Term Incentives — The Committee uses annual grants of stock options to deliver a competitive compensation package that motivates executives to make decisions that will increase the value of Company stock, thus providing an appropriate focus on the long-term growth of the Company. When executives deliver sustained superior returns to stockholders by outperforming the general industry, they can increase their own compensation accordingly.

Stock options are granted annually under a shareholder approved plan with exercise prices not less than the fair market value of the Company's Common Stock on the date of grant, providing no value to the executive unless the Company's stock price increases after the grants are made. Stock options granted during the most recent fiscal year have a 10-year exercise term and vest ratably on the first three anniversaries of the date of grant, subject to accelerated vesting in the event of certain terminations of employment or a defined change-in-control of the Company. Commencing August 2001, stock options granted to plan participants, including executive officers, may be transferred to defined family members or legal entities established for their benefit. Grants made in 2001 and 2002 also provided for a one-time automatic grant of a reload stock option if the optionee exercises the original stock option by tendering shares of previously owned Common Stock of the Company (the reload feature was eliminated for grants subsequent to 2002). The reload stock option is for the same number of shares tendered to exercise the original stock option and the number of shares required to be withheld to satisfy minimum statutory tax obligations, has an exercise price equal to the fair market value of the Company's Common Stock on the reload grant date, and is immediately exercisable at any time during the remaining exercise term of the original stock option. The stock option award to the Chief Executive Officer for fiscal year 2003 was made consistent with the provisions discussed above.

In fiscal years 1998 through 2001, the Committee made special grants of premium-priced stock options to a select group of executives. The purpose of the grants was to incent the achievement of the growth goals established by the Company's strategic business plan. These options vested in February 2001 (options granted in 2001 vested six-months after grant) and had a term ending in May 2003.

Conclusion — The Committee believes that executive compensation policies and programs described in the report serve the interests of stockholders and the Company effectively. The various pay vehicles utilized maintain an appropriate balance between motivating achievement of short-term goals and strategically leading the Company in a direction to provide long-term success. The Committee will continue to monitor the effectiveness of the Company's total compensation program to ensure that it meets the needs of the Company.

Leslie S. Biller Jerry A. Grundhofer	Joel W. Johnson Jerry W. Levin

Dated: February 27, 2004

SUMMARY COMPENSATION TABLE

The following table shows cash and non-cash compensation for each of the last three years ended December 31 for the Company's Chief Executive Officer and for the next four most highly-compensated executive officers who were serving in those capacities at December 31, 2003.

		Annual Compensation							Long Term Compensation Awards

Name and Principal Position	Year	Salary(1) ($)		Bonus(1,2) ($)			Other Annual Compensation(3) ($)		Restricted Stock Award(s)(4) ($)	Securities Underlying Options (#)	All Other Compensation(5) ($)

Allan L. Schuman, Chairman of the Board and Chief Executive Officer	2003 2002 2001	$ $ $	1,000,000 925,000 875,000	$ $ $	1,662,500 1,500,000 1,200,000	(6)	$ $ $	87,118 76,468 81,458	-0- -0- -0-	650,000 640,000 700,000	$ $ $	106,500 95,468 74,250
Douglas M. Baker, Jr. President and Chief Operating Officer	2003 2002 2001	$ $ $	475,000 390,625 290,000	$ $ $	400,000 400,000 112,000		$ $	1,395 -0- 110,115	$-0- 502,880 -0-	220,000 220,000 160,000	$ $ $	35,000 31,058 13,180
John P. Spooner, President— International	2003 2002 2001	$ $ $	470,000 464,000 450,000	$ $ $	330,000 402,000 247,500	(7) (8)	$ $ $	289,838 317,635 322,590	$-0- 502,880 -0-	100,000 100,000 110,000	$ $ $	32,000 29,983 23,400
Steven L. Fritze, Executive Vice President and Chief Financial Officer	2003 2002 2001	$ $ $	320,000 241,667 215,667	$ $ $	250,000 258,200 60,000			-0- -0- -0-	$-0- -0- 99,275	100,000 140,000 32,000	$ $ $	22,800 19,714 8,870
Maurizio Nisita, Senior Vice President— Global Operations	2003 2002 2001	$ $ $	315,000 300,000 290,000	$ $ $	191,700 255,900 50,000			-0- -0- -0-	-0- -0- -0-	45,000 54,000 60,000	$ $ $	20,268 21,786 10,700
(1)
Includes amounts deferred under Section 401(k) of the Internal Revenue Code, pursuant to the Company's Savings Plan and ESOP, amounts deferred under a non-qualified mirror 401(k) deferred compensation plan maintained by the Company for a select group of executives and any salary reductions per Section 125 or Section 132(f)(4) of the Internal Revenue Code.

(2)
Represents annual cash awards, including awards under the Company's Management Incentive Plan ("MIP") and, if applicable, the Company's Management Performance Incentive Plan ("MPIP"). The MIP and MPIP are discussed on page 18 in the "Report of the Compensation Committee on Executive Compensation."

(3)
Represents payment by the Company of: (i) certain perquisites for Messrs. Schuman, Baker and Spooner including, (a) in the case of Mr. Schuman, payment of life insurance premiums in 2003 ($42,434), 2002 ($41,397) and 2001 ($36,729) and a company automobile in 2001 ($24,130), (b) in the case of Mr. Baker, payment of relocation allowances in 2001 ($76,533) in connection with a company transfer, (c) in the case of Mr. Spooner, payment of moving expenses in 2003 ($61,595), certain cost of living adjustments in 2002 ($24,660), home leave allowances in 2002 ($23,530), and relocation allowances in 2003 ($38,667) and 2001 ($208,148) in connection with a foreign assignment, and (ii) certain payroll taxes on items reported in this column. In addition, the Company maintains supplemental long-term disability benefits for a select group of executives, which benefits are self-funded. No specific allocation of cost is made to any named executive officer prior to the occurrence of a disability.

(4)
Represents the cumulative dollar value of restricted stock awards during the calendar year based on the closing market price of the Company's Common Stock on the date of grant. The recipients receive dividends declared on, and have voting power over, the restricted shares. The value and number of the aggregate shares of restricted stock held by the named executive officers at December 31, 2003 were as follows: Mr. Baker, $613,088 with 22,400 shares; and Mr. Spooner, $613,088 with 22,400 shares. Messrs. Schuman, Fritze and Nisita did not own restricted stock.

  The number of restricted shares awarded during 2003, 2002, and 2001, respectively, to the named executive officers were: Mr. Baker, 0, 11,200 and 0; and Mr. Spooner, 0, 11,200 and 0. The awards to Messrs. Baker and Spooner vest 100% on the third anniversary date of the grant, based on continued employment. Messrs. Schuman and Nisita received no restricted stock awards during the period. Mr. Fritze received a restricted stock award of 2,500 shares in May 2001 in recognition of his promotion to Senior Vice President. This special stock award vested 100% on the first anniversary date of the grant.

  Restrictions will lapse immediately on all restricted stock awards in the event of a change in control of the Company. A change in control as defined in connection with awards made in 2002 and 2001, occurs if: (i) a person or group acquires 25% or more of the Company's outstanding voting power. However, if the acquisition was approved by the Board of Directors, then a change in control occurs at 34% ownership. If the acquiring person, prior to becoming a 25% shareholder, has entered into (and is in compliance with) a shareholder agreement which imposes limits on the person's maximum shareholding, then a change in control occurs only upon acquisition of 50% of the Company's voting power; (ii) individuals who, on August 18, 2000, were members of the Board, cease for any reason to constitute at least a majority thereof (unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors on August 18, 2000, or whose election or nomination were previously so approved); (iii) there is consummated a merger or consolidation of the Company other than a merger or consolidation which would result in the voting power of the Company immediately prior to the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) over 50% of the voting power of the Company or the surviving entity immediately after such transaction and in which no person or group acquires 50% or more of the voting power of the Company or surviving entity; or (iv) the stockholders of the Company approve a plan of complete liquidation or there is consummated an agreement to sell all or substantially all of the Company's assets other than to an entity more than 50% of the voting power of which is owned by the stockholders of the Company in substantially the same proportion as their ownership of the Company immediately prior to such sale.

(5)
Amounts reported for 2003 represent: (i) the maximum matching contribution made by the Company to each of the named executive officers under the Company's defined contribution 401(k) Savings Plan and ESOP available generally to all employees in the following amounts: Mr. Schuman, $8,000; Mr. Baker, $8,000; Mr. Spooner, $8,000; Mr. Fritze, $8,000; and Mr. Nisita, $8,000; and (ii) the matching contributions made or to be made by the Company on base salary and bonus earned in respect of 2003 which the executive elected to defer under a non-qualified mirror 401(k) deferred compensation plan maintained by the Company for a select group of executives, in the following amounts: Mr. Schuman, $98,500; Mr. Baker, $27,000; Mr. Spooner, $24,000; Mr. Fritze, $14,800; and Mr. Nisita, $12,268.

(6)
The 2001 bonus for Mr. Schuman was comprised of a special discretionary payment of $200,000, separate from the regular MPIP which did not fund, based on 2001 Company performance and a $1,000,000 special payment relating to the transaction whereby the Company acquired a 100% interest in the Henkel-Ecolab joint venture.

(7)
The 2002 bonus for Mr. Spooner includes a one-time bonus paid on the completion of a foreign assignment.

(8)
The 2001 bonus for Mr. Spooner was guaranteed.

OPTION GRANTS IN 2003

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)

Name	Number of Securities Underlying Options Granted(2) (#)	Percent of Total Options Granted to Employees in 2003	Exercise or Base Price ($/Sh)	Expiration Date	0% ($)	5% ($)	10% ($)

Allan L. Schuman	650,000	16.28%	$27.39	12/11/13	-0-	$11,216,205	$28,307,565
Douglas M. Baker, Jr.	220,000	5.51%	$27.39	12/11/13	-0-	$3,796,254	$9,581,022
John P. Spooner	100,000	2.50%	$27.39	12/11/13	-0-	$1,725,570	$4,355,010
Steven L. Fritze	100,000	2.50%	$27.39	12/11/13	-0-	$1,725,570	$4,355,010
Maurizio Nisita	45,000	1.13%	$27.39	12/11/13	-0-	$776,507	$1,959,755
(1)
The dollar amounts under these columns are the results of calculations at the 0%, 5% and 10% compounded growth rates set or permitted by the SEC for the purposes of this table over a period equal to the term of the option. These rates and amounts are not intended to forecast possible future price appreciation of our Common Stock. No gain to the optionees is possible without an increase in stock price.

(2)
In general, options granted in 2003 become exercisable cumulatively at the rate of 33, 67 and 100% on each anniversary of the date of grant and become exercisable earlier upon the holder's retirement under the Company's pension plan or upon a change in control of the Company. The options may be transferred to defined family members or legal entities established for their benefit.

  For the purpose of options granted in 2003, change in control of the Company occurs if:

  •
  a person or group acquires 25% or more of the Company's outstanding voting power. However, if the acquisition was approved by the Board of Directors, then a change in control occurs at 34% ownership. If the acquiring person, prior to becoming a 25% shareholder, has entered into (and is in compliance with) a shareholder agreement which imposes limits on the person's maximum Company shareholdings, then a change in control occurs only upon acquisition of 50% of the Company's voting power;

  •
  during any 36 consecutive month period, individuals who constitute the Board on the first day of the period or any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election relating to the election of directors) whose election or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who were directors on the first day of such period (or whose election or nomination were previously so approved) shall cease for any reason to constitute at least a majority of the Board of Directors;

  •
  the Company engages in a merger or consolidation, other than a merger or consolidation in which the Company's voting securities immediately prior to the transaction continue to represent over 50% of the voting power of the Company or the surviving entity immediately after the transaction and in which no person or group acquires 50% or more of the voting power of the Company or surviving entity; and

  •
  the Company's stockholders approve a plan of complete liquidation or the Company sells all or substantially all of the Company's assets, other than to an entity with more than 50% of its voting power owned by the Company's stockholders in substantially the same proportion as their ownership of the Company immediately prior to the sale.

AGGREGATED OPTION EXERCISES IN 2003 AND
DECEMBER 31, 2003 OPTION VALUES

			Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003(2)

Name	Shares Acquired on Exercise (#)	Value Realized(1) ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)

Allan L. Schuman	1,690,000	$4,139,239	1,839,996	1,310,004	$13,487,591	$3,199,059
Douglas M. Baker, Jr.	84,800	$717,252	256,665	403,335	$1,761,808	$737,190
John P. Spooner	626,000	$3,852,588	327,365	203,335	$2,522,739	$501,590
Steven L. Fritze	105,000	$384,709	171,439	204,001	$1,695,847	$386,173
Maurizio Nisita	220,000	$188,686	212,480	101,000	$1,965,001	$272,520

(1)
Represents the difference between the fair market value of the Company's Common Stock on the exercise date and the exercise price of the option.

(2)
Represents the difference between the fair market value of the Company's Common Stock as of December 31, 2003 and the exercise price of the option.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN(1)

The graph below compares the cumulative total shareholder return on the Company's Common Stock for the five calendar years ended December 31, 2003, with the cumulative total return on the Standard & Poor's 500 Index and the Standard & Poor's 500 Specialty Chemicals Index of the Standard & Poor's Global Industry Classification Standard, over the same periods (assuming the investment of $100 in the Company's Common Stock, the Standard & Poor's 500 Index and the Standard & Poor's 500 Specialty Chemicals Index on January 1, 1999, and daily reinvestment of all dividends).

(1)
Total return calculations prepared by Standard & Poor's.

PENSION PLAN TABLE

Average Annual Earnings During The Highest Five Continuous Years of Eligible Service
	Combined Annual Retirement Income from the Plans with Years of Service

	10 Years	15 Years	20 Years	25 years	30 Years	35 Years	40 Years	45 Years	50 Years

$400,000	$80,000	$120,000	$160,000	$200,000	$240,000	$240,000	$240,000	$240,000	$256,075
500,000	100,000	150,000	200,000	250,000	300,000	300,000	300,000	300,000	321,825
600,000	120,000	180,000	240,000	300,000	360,000	360,000	360,000	360,000	387,575
700,000	140,000	210,000	280,000	350,000	420,000	420,000	420,000	420,000	453,325
800,000	160,000	240,000	320,000	400,000	480,000	480,000	480,000	480,000	519,075
900,000	180,000	270,000	360,000	450,000	540,000	540,000	540,000	540,000	584,825
1,000,000	200,000	300,000	400,000	500,000	600,000	600,000	600,000	600,575	650,575
1,100,000	220,000	330,000	440,000	550,000	660,000	660,000	660,000	661,325	716,325
1,200,000	240,000	360,000	480,000	600,000	720,000	720,000	720,000	722,075	782,075
1,300,000	260,000	390,000	520,000	650,000	780,000	780,000	780,000	782,825	847,825
1,400,000	280,000	420,000	560,000	700,000	840,000	840,000	840,000	843,575	913,575
1,500,000	300,000	450,000	600,000	750,000	900,000	900,000	900,000	904,325	979,325
1,600,000	320,000	480,000	640,000	800,000	960,000	960,000	960,000	965,075	1,045,075
1,700,000	340,000	510,000	680,000	850,000	1,020,000	1,020,000	1,020,000	1,025,825	1,110,825
1,800,000	360,000	540,000	720,000	900,000	1,080,000	1,080,000	1,080,000	1,086,575	1,176,575
1,900,000	380,000	570,000	760,000	950,000	1,140,000	1,140,000	1,140,000	1,147,325	1,242,325
2,000 000	400,000	600,000	800,000	1,000,000	1,200,000	1,200,000	1,200,000	1,208,075	1,308,075
2 100,000	420,000	630,000	840,000	1,050,000	1,260,000	1,260,000	1,260,000	1,268,825	1,373,825
2,200,000	440,000	660,000	880,000	1,100,000	1,320,000	1,320,000	1,320,000	1,329,575	1,439,575
2,300,000	460,000	690,000	920,000	1,150,000	1,380,000	1,380,000	1,380,000	1,390,325	1,505,325
2,400,000	480,000	720,000	960,000	1,200,000	1,440,000	1,440,000	1,440,000	1,451,075	1,571,075
2,500,000	500,000	750,000	1,000,000	1,250,000	1,500,000	1,500,000	1,500,000	1,511,825	1,636,825
2,600,000	520,000	780,000	1,040,000	1,300,000	1,560,000	1,560,000	1,560,000	1,572,575	1,702,575

The preceding table shows the estimated annual benefits payable under the Company's non-contributory qualified defined benefit Pension Plan, the Company's non-contributory non-qualified defined benefit Mirror Pension Plan and the Company's Supplemental Executive Retirement Plan (based upon a 15-year period certain for the supplemental retirement benefit and a straight life annuity for both the qualified and non-qualified pension benefits) following retirement at age 65 for sample covered compensation amounts and lengths of plan participation, without regard to vesting and offsets, if any, for benefits under the Savings Plan or any predecessor plans and Social Security. At the end of 15 years, payment of amounts attributable solely to the Supplemental Executive Retirement Plan cease. The amounts shown in the preceding table which are attributable to the Supplemental Executive Retirement Plan would be reduced by $10,446, which is the amount attributable to 50% of the primary Social Security annual retirement benefit, based upon 2003 maximum levels for retirement in 2003 at age 65, and by annuitized amounts presumed to be paid from the Company's matching contribution made prior to July 1, 1994 under the Company's Savings Plan and a former profit-sharing plan of the Company.

The table does not show the additional "past service benefit" provided under the Supplemental Executive Retirement Plan to eligible executives who are unable to earn the maximum supplemental benefit by retirement at or after age 65 because the executive was hired by the Company after age 35. The past service benefit would add an additional benefit of 1% of the difference between covered compensation at retirement and annualized earnings at the time of joining the Company ("first year earnings") for each year by which the executive's age at date of hire exceeded 35. Mr. Spooner is currently subject to these provisions and his first year earnings and estimated years of service creditable as past service are $315,000 with 12.94 years.

Applicable approximate covered compensation and credited years of service as of December 31, 2003 for the combined pensions and supplemental executive retirement benefits for the individuals named in the Summary Compensation Table on page 20 are as follows: Mr. Schuman, $2,134,000 with 46.2 years; Mr. Baker, $458,713 with 13.99 years; Mr. Spooner, $646,420 with 9 years; Mr. Fritze, $353,127 with 22.99 years; and Mr. Nisita, $456,340 with 29.58 years.

Covered compensation is based on the executive officer's average annual earnings during the five continuous years of highest earnings. In general, there is no material variation between compensation used to determine covered compensation and the base salary and bonus compensation of executive officers as reported in the Summary Compensation Table on page 20.

Effective January 1, 2003 the Company revised the benefit formula under its non-contributory qualified defined benefit Pension Plan from a formula determined primarily by average final compensation and years of service to a cash balance formula. The new cash balance formula applies only to employees hired on or after the January 1, 2003 effective date. Employees hired before January 1, 2003 continue to accrue benefits under the formula described above. Under the new cash balance benefit formula, a participant accrues a benefit amount at the end of each plan year equal to 5% of the participant's covered compensation for that plan year, plus an amount equal to interest based on 10-year Treasury rates applied to the participant's balance on the first day of that plan year. Covered Compensation is based on the participant's base salary and bonus compensation for a plan year. There is no material variation between compensation used to determine covered compensation and the base salary and bonus compensation reported in the Summary Compensation Table reported on page 20. None of the named executive officers is covered under the cash balance benefit formula, since each became employed with the Company prior to January 1, 2003.

Severance Policy and Severance Agreements — The Company has adopted a Change in Control Severance Compensation policy (the "Policy"). The Policy applies to elected officers of the Company, which includes each named executive officer listed in the Summary Compensation Table on page 20. The Policy, in general, runs until the later of either two years after a notice of termination of the Policy is given by the Board of Directors or, if a change in control has occurred, two years after a change in control.

Under the Policy, if within two years following a change in control the officer's employment with the Company is terminated without Just Cause (as defined in the Policy) or the officer voluntarily terminates his/her employment for Good Reason (as defined in the Policy), the officer is entitled to a severance payment. The severance payment is paid in a lump sum and is equal to the aggregate of (i) two times the sum of the officer's base salary plus target annual bonus; and (ii) a pro-rated portion of the target annual bonus for the year of termination. The officer also is entitled to payment of reasonable outplacement service fees up to 20% of base salary and continuation, for up to 18 months, of medical and dental health coverage at the cost the officer paid prior to termination of employment. It is a condition of the payment of such benefits that the officer provide the Company with a release from claims against the Company.

In addition, the Company's non-qualified deferred compensation plans provide that the interests of participants shall vest and become non-forfeitable upon a change in control of the Company. Each named executive officer listed in the Summary Compensation Table on page 20 participates in such deferred compensation plans.

For the purpose of the Policy, and the defined compensation plans, the term "change in control" has the same meaning given it in the discussion found on page 22 at note (2) under the table "Option Grants in 2003."

Leadership Transition Arrangements — Following 47 years of service to the Company, Mr. Schuman has indicated his desire to resign, effective July 1, 2004, as Chief Executive Officer of the Company. In connection with his resignation, and in order to facilitate the Company's transition to a new Chief Executive Officer and to retain Mr. Schuman's expertise, knowledge and contacts, Mr. Schuman and the Company entered into certain agreements dated February 28, 2004 (the "Transition Arrangements"). The Transition Arrangements, which have been recommended by the Compensation Committee and approved by the Board of Directors, provide, among other things, that Mr. Schuman will:

  •
  continue to be employed by the Company through December 31, 2004, assisting the Company with the transition to the new Chief Executive Officer (Douglas M. Baker, Jr., currently the Company's President and Chief Operating Officer).

  •
  continue as Chairman of the Board, which the Board anticipates will continue until at least December 31, 2005.

  •
  receive a base annual salary for 2004 of $1,000,000 (which is unchanged from 2003), and annual compensation for 2005 of $500,000.

  •
  be entitled to a bonus (of not less than $750,000 if he remains employed through December 31, 2004) under the Company's Management Performance Incentive Plan if the performance goals for 2004 are met. See also "Proposal to Re-Approve the Ecolab Inc. Management Performance Incentive Plan, as amended" in this Proxy Statement.

  •
  receive non-statutory stock options to acquire 310,000 shares of Common Stock, at a per-share exercise price of $27.32 (which was the fair market value on the date of grant, February 28, 2004).

  •
  serve as Chairman of the Company's charitable foundation if so elected by its board of directors and, as part of the Company's charitable giving program, jointly designate with the Company or foundation a total of $1,000,000 for gifts to one or more charitable organizations.

  •
  execute a mutual release with the Company; in addition, under an existing agreement, Mr. Schuman may not compete with the Company nor solicit for hire or interfere with the employment of any Company employee through December 31, 2005.

  •
  consult with the Company under a ten-year arrangement commencing January 1, 2005, in consideration for which the Company will (i) provide him with a leased vehicle, (ii) reimburse him for his costs in setting up and maintaining an office, (iii) reimburse him for his reasonable consulting-related expenses, and (iv) provide him with financial planning services and annual physical exams.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents, as of December 31, 2003, compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

Plan Category	(a) Number of securities remaining to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	22,006,973	*	$20.87	8,674,459
Equity compensation plans not approved by security holders	0		0	0
Total	22,006,973	*	$20.87	8,674,459
*
Includes 139,247 Common Stock equivalents under our 2001 Non-Employee Director Stock Option and Deferred Compensation Plan. These Common Stock equivalents represent deferred compensation earned by non-employee directors and are excluded from the calculation of weighted average exercise price of outstanding options, warrants and rights in column (b) of this table.

PROPOSAL TO RE-APPROVE THE ECOLAB INC.
MANAGEMENT PERFORMANCE INCENTIVE PLAN, AS AMENDED

Introduction — The Company is submitting the Ecolab Inc. Management Performance Incentive Plan, as amended (the "Performance Plan") for re-approval at the Annual Meeting. The Performance Plan is intended to assist the Company in attracting and retaining key executives by focusing such executives on pre-established, objective performance goals and by providing them the opportunity to earn financial rewards based on the achievement of such goals. The Company has maintained the Performance Plan and similar, stockholder-approved, performance-based bonus plans continuously since 1994.

Stockholder approval of the Performance Plan at the Annual Meeting will allow performance-based bonuses paid under the plan to continue to qualify for an exemption from the deduction limitations imposed by Section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits a publicly traded company from deducting certain executive compensation in excess of $1,000,000 per year unless, among other things, the compensation is paid under a stockholder-approved plan containing objective performance criteria.

Currently, Section 162(m) and related regulations require that stockholders re-approve the material terms of the performance criteria every five years in order to continue to qualify for the exemption. As the Performance Plan was last approved by the Board of Directors on February 19, 1999 and by the Company's stockholders on May 14, 1999, it is now being submitted for re-approval at the Annual Meeting.

The major features of the Performance Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the Performance Plan, a copy of which may be obtained from the Company. A copy of the Performance Plan has also been filed electronically with the Securities and Exchange Commission as an appendix to this Proxy Statement, and is available through the SEC's website at http://www.sec.gov.

Summary of the Performance Plan — Awards granted under the Performance Plan will provide for a cash payment to be made to participants solely on account of the attainment of one or more pre-established, objective Performance Goals. Each Performance Goal will consist of Performance Criteria, which will be one or more objectively determinable measures related to individual, business unit or Company performance, and a Performance Target which is the level at which the relevant Performance Criteria must be achieved for purposes of determining whether a cash payment is to be made under an award. For purposes of the Performance Plan, the committee administering the plan may chose Performance Criteria from among one or more of the following measures:

  •
  Diluted Earnings Per Share ("EPS") which is net income or loss per share, diluted, as reported in the Company's audited year-end consolidated statement of income for the Plan Year ("Income Statement");

  •
  Operating Income as reported or included in the Income Statement;

  •
  Net Sales as reported or included in the Income Statement;

  •
  Days Sales Outstanding ("DSO") which is the 12 point average of month-end DSO based on monthly performance for days sales invested in accounts receivable;

  •
  Capital Expenditures as reported or included in the Company's year-end audited consolidated statement of cash flows for the Plan Year;

  •
  Inventory Days on Hand ("DOH") which is the average of 12 month-end DOH numbers based on month-end inventory and divided by monthly cost of goods;

  •
  Controllable Expenses which are those expenses under the control of the Participant;

  •
  Return on Beginning Equity which is net income divided by beginning of the year "shareholder's equity" as reported or included in the Company's year-end audited balance sheet for the Plan Year; and

  •
  Return on Net Assets which is (x) Operating Income less income taxes at the applicable rate divided by (y) total assets, less cash and cash equivalents, investments in securities and non-interest bearing liabilities as reported or included in the Company's year-end audited financial statements for the Plan Year.

Except for EPS (which applies to the consolidated Company) the measurements may be applied to the Company or, by allocation, to any division or unit thereof.

The Performance Plan is administered by a committee (the "Committee") appointed by the Board of Directors consisting of two or more members, each of whom is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee has the authority to:

  •
  select the participants under the Performance Plan;

  •
  establish the terms of the awards;

  •
  determine the time or times when awards will be granted; and

  •
  establish restrictions and other conditions of the awards.

The Committee does not have the authority to amend or modify the terms of outstanding awards, but shall appropriately adjust any evaluation of performance under the Performance Criteria to reflect the impact of certain extraordinary events so that the Performance Goals following such event are substantially the same as prior to the event. In all events, the Committee may reduce or eliminate the compensation or other economic benefit due pursuant to an award.

All executive officers of the Company (within the meaning of Rule 3b-7 under the Securities Exchange Act of 1934) are eligible to participate in the Performance Plan. Currently, the Company has 13 executive officers. Participants in the Performance Plan will be those eligible executive officers who are selected by the Committee to receive awards for a Plan Year, or if the executive officer is hired during the Plan Year, for a portion of the Plan Year.

Not later than 90 days after the commencement of a Plan Year (or such earlier date, as may be required by Section 162(m) of the Code), the Committee will determine in writing for each participant the Performance Goal(s) for the participant, including in each case one or more of the Performance Criteria and the Performance Target for each Performance Criteria, the relative weight assigned to each Performance Goal and the cash award to be received by the participant to the extent such Performance Goals are achieved. The cash award will be expressed as a percentage of the participant's base salary for the Plan Year. In no event, however, may a participant receive more than $3 million pursuant to an award for any Plan Year.

An individual who is first hired as an executive officer after the inception of the Plan Year may be selected as a participant by the Committee. In that case, the Executive Officer will be assigned (within the time periods permitted by Section 162(m) of the Code) Performance Goals and cash award targets expressed as a percentage of base salary for the portion of the Plan Year for which the individual is a participant in the Performance Plan.

As soon as practicable after the end of the Plan Year, and after the Committee has received the appropriate financial and other data, the Committee will, for each participant, certify in writing the extent to which the applicable Performance Goals for the participant have been met and the corresponding amount of the award earned by the participant. Payment of each award in a cash lump sum, less applicable withholding taxes, will be made as soon as practicable thereafter. If the Committee determines that there is a reasonable likelihood that any compensation paid would not be deductible by the Company by reason of the limitations under Section 162(m) of the Code, the Committee may defer all or a portion of the amounts otherwise payable to ensure that the entire amount of any distribution is deductible, and any deferred amounts may be accompanied by interest at a reasonable rate.

For the Plan Year ending December 31, 2004, the Compensation Committee of the Company's Board of Directors has selected Allan L. Schuman, Chairman and Chief Executive Officer, Douglas M. Baker, Jr., President and Chief Operating Officer, John P. Spooner, President, International and Stephen D. Newlin, President, Industrial Sector, as the participants.

The actual amount payable to each of the foregoing is currently not determinable, as it will depend upon performance relative to the Performance Criteria and any change in base salary during 2004, and is subject to the Committee's authority to further reduce the ultimate payment in its discretion. For information regarding awards made in respect of fiscal 2003 under the Performance Plan, see "Executive Compensation—Summary Compensation Table" and the Compensation Committee Report above.

In the event of a participant's termination of employment during a Plan Year, the Committee may (after completion of the Plan Year) cause the payment of all, or a portion of, the amount earned according to the terms of the award pro rated for the portion of the Plan Year through the participant's termination.

Nothing in the Performance Plan modifies, rescinds or creates any future limitation on the Company's power or authority to adopt such additional or other compensation arrangements as the Board of Directors or a Committee thereof may deem necessary or appropriate.

The Performance Plan will remain in effect through and including the Plan Year ending December 31, 2008. However, the Board of Directors may suspend or terminate the Performance Plan or any portion at any time and may amend the Performance Plan in any respect the Board may deem to be in the best interests of the Company, provided that no amendment shall be effective without the approval of the stockholders of the Company if such approval of the amendment is then required for the Performance Plan to continue to qualify as a performance-based compensation plan pursuant to Section 162(m) of the Code.

Board of Directors' Recommendation — The Board of Directors recommends that the stockholders vote FOR approval of the Performance Plan. In the event the Performance Plan is not approved by the stockholders, the Board will not continue the Performance Plan for fiscal 2004. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the Performance Plan.

PROPOSAL TO APPROVE THE ECOLAB STOCK PURCHASE PLAN

Introduction — The Ecolab Stock Purchase Plan was originally adopted by our Board of Directors on February 24, 1990 in order to provide eligible employees with a convenient means to make regular and systematic purchases of our Common Stock using payroll contributions and matching employer contributions. The Company's executive officers under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are not eligible to participate. The Purchase Plan covers employees in the United States, plus a growing number of international locations including Australia, France, Germany, Hong Kong, Ireland, Israel, Italy, Korea, Singapore, Thailand and the United Kingdom (and additional countries that may be added in the future). Separate employee stock purchase plans on similar terms are operated in Canada, Japan and New Zealand. The term "Purchase Plan" refers collectively to the Ecolab Stock Purchase Plan, the Ecolab Canada Share Purchase Plan, the Ecolab K.K. Stock Purchase Plan Association, the Ecolab Limited—Ecolab New Zealand Share Purchase Plan, and any similar employee stock purchase plans that may, from time to time, be added in the future. The Purchase Plan also serves as a vehicle for us to reward employee service and achievement through discretionary contributions to employee accounts under the Purchase Plan.

Because the shares purchased by participants under the Purchase Plan are purchased on the open market and are not issued by us (i.e., the Purchase Plan is non-dilutive), and because the Purchase

Plan is not intended to qualify as a "stock purchase plan" under Section 423 of the Internal Revenue Code, the Purchase Plan originally did not contain any limit on the aggregate number of shares that could be purchased (although the Purchase Plan does contain annual participant contribution limits, as discussed below) and, in the past, did not require stockholder approval.

As a result of recent changes to New York Stock Exchange listing standards regarding "equity compensation plans," the Board amended the Purchase Plan in February 2004 to include an aggregate limitation of 3,000,000 on the number of shares that may be purchased under the Purchase Plan. Pursuant to the NYSE's revised listing standards, the amended Purchase Plan is being submitted to our stockholders for approval at the Annual Meeting.

The major features of the Purchase Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the Purchase Plan, a copy of which may be obtained from our Corporate Secretary. A copy of the Purchase Plan has also been filed electronically with the Securities and Exchange Commission as an appendix to this Proxy Statement, and is available through the SEC's website at http://www.sec.gov.

Eligibility and General Operation — Employees of the Company or any of our participating subsidiaries who:

  •
  are not executive officers of the Company subject to the reporting requirements of Section 16 of the Exchange Act, including the individuals named in the Summary Compensation Table reported on page 20;

  •
  have attained the age of majority as determined by the law of their place of residence;

  •
  are not members of a collective bargaining unit (unless the collective bargaining agreement provides for participation in the plan); and

  •
  are regularly scheduled to work a full time work week of a particular location,

are eligible to participate in the Purchase Plan. As of February 29, 2004, approximately 16,600 employees were eligible to participate in the Purchase Plan.

Eligible participants can authorize contributions to their Purchase Plan account through payroll deduction by instructing us or the participating subsidiary to deduct a certain amount from their compensation, at a minimum of $20 per month. The maximum amount a participant can contribute to the Purchase Plan each calendar year is $6,000. All payroll contributions are made from after-tax dollars.

For each dollar contributed to the Purchase Plan, the employer contributes a 15% match. In addition, the employer may make additional discretionary cash contributions to participant accounts in order to provide awards under recognition or incentive programs established from time to time.

Participant contributions, matching contributions and any discretionary contributions are sent at least once each month to an administrator appointed by the employer to buy and sell shares for the Purchase Plan. The administrator uses the accumulated funds to buy shares of our Common Stock on the NYSE, at market prices, as agent for the Purchase Plan participants. The administrator makes the purchases as soon as practicable after receipt of the funds, but may purchase shares up to five days in advance of receipt of funds, if the employer provides the administrator with an estimate of funds to be transferred.

Subject to the aggregate limitation on the number of shares that may be purchased under the Purchase Plan discussed below, the aggregate shares purchased each month are allocated to participant accounts, based on the average purchase cost and the funds contributed by or on behalf of each participant. Allocations are made in full shares and in fractional interests in shares to 1/10,000th of a share. No interest is paid on funds held by the employer or the administrator.

Participants are entitled to vote all shares held in their account. Dividends received in respect of shares in participant accounts are automatically reinvested in our Common Stock, as promptly as practicable following receipt of the dividends by the administrator, and stock dividends or stock splits in respect of our Common Stock held in the accounts of eligible participants are credited to such accounts.

A participant may instruct the administrator to sell any or all of the full shares of Common Stock or any fractional interest in Common Stock held in his or her account at any time. Upon any such request, the administrator will sell the shares as instructed and mail the participant a check for the proceeds of the sale, less the regular commission or fee and other normal charges. Participants may also request certificates for the full shares credited to their account at any time. Fractional interests in shares may only be received in cash and not in certificate form.

The employer pays all fees charged for maintaining participant accounts and buying Common Stock through the Purchase Plan. Participants bear all costs related to selling Common Stock from their account or obtaining stock certificates for shares held in their account.

Shares Available for Purchase — Future benefits under the Purchase Plan are not presently determinable since they are subject to an employee's (i) election to participate, and (ii) level of participation. The maximum number of shares that may be purchased under the Purchase Plan is 3,000,000. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in our corporate structure or our shares of, appropriate adjustment will be made as to the number and kind of securities available for purchase by participants under the Purchase Plan.

If the total number of shares of Common Stock that would otherwise be purchased by the administrator exceeds the number of shares then remaining available under the Purchase Plan, the employer and the administrator will make a pro rata allocation of the remaining shares in as uniform and equitable a manner as is practicable. In such event, the employer or the administrator shall give written notice of such reduction to each affected participant and will return any excess funds accumulated in each participant's account.

Administration — The Purchase Plan is administered by the Compensation Committee of our Board of Directors (the "Committee"). The Committee has full power and authority to interpret the Purchase Plan, to adopt rules and regulations for carrying out the Purchase Plan and to alter, amend or revoke any rules or regulations so adopted. Additionally, our Vice President—Human Resources (or such officer in charge of the Human Resources function regardless of title), or his or her delegate, may amend the Purchase Plan and adopt modifying rules and regulations with respect to non-United States employees and/or subsidiaries.

Our Board of Directors may amend, suspend or terminate the Purchase Plan, in whole or in part at any time, so long as such amendment, suspension or termination does not retroactively adversely affect the rights of the participants in the Purchase Plan.

Effect of Termination of Employment — If a participant retires or leaves the employer because of death, long-term disability or otherwise, all contributions will cease and the participant's account must be closed. Upon receipt of appropriate instructions, the administrator will sell or provide certificates for the shares held in the account as described above.

U.S. Federal Income Tax Consequences — For U.S. federal tax purposes, participant contributions under the Purchase Plan will not be deductible by participating employees and will not, by reason of being contributed by the participant, have any tax impact on the employer. All employer contributions under the Purchase Plan will be deductible to the Company and includable in the participant's taxable income in the year made, will be treated as "wages" and will be subject to withholding of income and employment taxes. Cash dividends received in respect of a participant's shares of Common Stock in the Purchase Plan will be includable as dividends in the participant's taxable income in the year received.

A participant's purchase price or total cost (including employer contributions) for shares of Common Stock acquired under the Purchase Plan will be his or her tax basis in the stock. Upon the sale of Common Stock acquired under the Purchase Plan, gain (or loss) will be realized by the participant in the amount by which the sale price exceeds (or is less than) his or her tax basis in the Common Stock. Whether the gain (or loss) constitutes long- or short-term capital gain (or loss) will depend upon the length of time the participant held the stock prior to its disposition.

The foregoing description of U.S. federal income tax consequences is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include foreign, state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant, particularly foreign employees.

Board of Directors' Recommendation — The Board of Directors recommends a vote FOR approval of the Purchase Plan. Under the laws of the State of Delaware, stockholder approval of the Purchase Plan is not required. However, as stated above, stockholder approval is required for continued operation of the Purchase Plan pursuant to recent amendments to the NYSE's listing standards. If the Purchase Plan is not approved, the Board of Directors will reconsider the matter, but will not be required to promptly terminate the Purchase Plan. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR approval of the Purchase Plan.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written Charter and the functions of the Committee are described under the heading "Board Committees—Audit Committee" on page 8. The Audit Committee's Charter recognizes that (i) it is the responsibility of management to prepare the Company's financial statements in accordance with Accounting Principles Generally Accepted in the United States of America and to maintain an effective system of financial control; and (ii) it is the responsibility of the independent auditors to plan and conduct the annual audit and express their opinion on the consolidated financial statements in accordance with professional standards. As recognized in the Charter, the Committee's responsibilities include overseeing the work of the participants in the financial reporting and control process.

In this context, the Audit Committee has (i) reviewed and discussed the audited consolidated financial statements of the Company as of December 31, 2003 and for the year then ended (the "Financial Statements") with management which has represented that the Financial Statements were prepared in accordance with Accounting Principles Generally Accepted in the United States of America, (ii) discussed the Financial Statements with PricewaterhouseCoopers LLP (our independent auditors), including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committee), and (iii) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP their independence. The Committee has also considered whether PricewaterhouseCoopers LLP's provision of non-audit services as described below under the heading "Independent Auditors' Fees" is compatible with maintaining PricewaterhouseCoopers LLP's independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Financial Statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

James J. Howard	Joel W. Johnson
William L. Jews	Robert L. Lumpkins

Dated: February 26, 2004

INDEPENDENT AUDITORS' FEES

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP ("PwC") for the years ended December 31, 2003 and 2002.

Fee Category	2003	2002

Audit Fees(1)(5)	$2,763,000	$2,586,000
Audit-related Fees(2)(5)	$396,000	$426,000
Tax Fees(3)(5)	$788,000	$1,235,000
All Other Fees(4)(5)	-0-	$108,000
(1)
Fees and expenses paid to PwC for (i) the audit of the consolidated financial statements included in the Company's Annual Report on Form 10-K; (ii) the reviews of the interim consolidated financial information included in the Company's Quarterly Reports on Form 10-Q; (iii) statutory audits of certain international subsidiaries; (iv) comfort letters; and (v) reviews of documents filed with the SEC and issuance of PwC consents.

(2)
Fees and expenses paid to PwC for (i) benefit plans and other special audits; (ii) merger/acquisition related services; (iii) other attestation services; (iv) Sarbanes-Oxley readiness; and (v) consultations concerning financial accounting and reporting.

(3)
Fees and expenses paid to PwC for (i) expatriate tax services, (ii) international tax compliance, (iii) international tax advice and transfer pricing assistance provided at international locations, and (iv) U.S. tax advice and tax compliance.

(4)
Fees and expenses in 2002 associated with allowable pension valuation services.

(5)
No fees in this category relate to engagements for which the pre-approval requirement was waived under the de minimus exception.

The Audit Committee has pre-approved projects for certain permissible non-audit services. During 2002, the Audit Committee reviewed the scope and extent of services to be provided by PwC including related fees. With respect to non-audit services, under the Committee's previous policy, fees and expenses of more than $100,000 per project required pre-approval of the Audit Committee, as determined by the Committee Chair. Substantially all of the professional services provided by PwC in 2002 and their related fees were pre-approved by the Audit Committee under its previous policy. In 2003, the Committee revised its policy for pre-approval of audit and permissible non-audit services to be performed by the independent auditor. Under the revised policy, (i) the $100,000 threshold under the previous policy was eliminated, and (ii) requests for pre-approvals of permissible non-audit services must be accompanied by detailed documentation regarding specific services to be provided. The policy continues to specify that:

  •
  annual pre-approval of the audit engagement (including internal control attestation) is required;

  •
  the independent auditor may not provide prohibited services;

  •
  annual pre-approval is provided for employee benefit plan audits and special audits, as well as other attestation services;

  •
  management and the independent auditors report to the Committee at each meeting on all non-audit service projects and related fees;

  •
  all services and fees are reviewed annually; and

  •
  the Committee Chair has been delegated authority to approve specific permissible non-audit service projects and fees to ensure timely handling of unexpected matters.

Examples of permissible non-audit services under the policy include: (i) merger/acquisition due diligence services; (ii) attest services; (iii) tax compliance, filings and returns; (iv) expatriate tax services; and (v) tax planning services, provided that such services are limited to projects having

"known or accepted" outcomes. In 2003, the Committee specifically pre-approved allowable tax-related services that are recurring in nature, including (i) expatriate tax services for specified employees of the Company; (ii) international tax compliance, international tax advice and transfer pricing provided at specified international locations in which the Company operates; and (iii) U.S. tax services for specific projects. All of the professional services provided by PwC in 2003 were approved or pre-approved in accordance with policies of the Audit Committee and the Company.

PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation of its Audit Committee, the Board of Directors has appointed PricewaterhouseCoopers LLP ("PwC") as independent auditors to audit our consolidated financial statements for the year ending December 31, 2004 and to perform other appropriate services. Representatives of PwC are expected to be present at our Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

PwC has provided professional services to the Company in 2003, the aggregate fees and expenses of which are reported above.

Board of Directors' Recommendation — The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PwC as our independent auditors. Under the laws of the State of Delaware, stockholder ratification of the appointment of independent auditors is not required. However, the Board deems it advisable to submit the appointment of PwC for stockholder consideration and ratification. If the appointment of PwC is not ratified, the Board of Directors will reconsider the matter, but will not be required to change its decision to appoint PwC as independent auditors. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR ratification of the appointment of PricewaterhouseCoopers LLP.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance — Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules of the Securities and Exchange Commission (the "SEC") thereunder, requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock to file reports of their ownership and changes in ownership of the Company's Common Stock with the SEC. The Company believes that during the year ended December 31, 2003, all Section 16(a) filing requirements applicable to its directors, executive officers and persons who own more than 10% of its Common Stock were complied with, except Mr. Spooner failed to file a Form 5 for the year ended December 31, 2002 to report two small acquisitions totaling 163 shares allocated to his account in August and September of 2002 by his financial advisor and broker absent his direction or knowledge. Upon becoming aware of the transactions, Mr. Spooner filed a Form 4 to report such transactions in June 2003.

Proxy Solicitation Costs — The Company will bear the cost of the preparation and solicitation of proxies, including the charges and expenses of brokerage firms, banks or other nominees for forwarding proxy material to beneficial owners. In addition to solicitation by mail, proxies may be solicited by telephone, the Internet or personally. The Company has retained Georgeson Shareholder Communications, Inc., 17 State Street, New York, NY 10004, to aid in the solicitation of proxies for a fee of $8,000 plus expenses. Proxies may also be solicited by certain directors, officers and employees of the Company without extra compensation.

Householding Information — Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy soliciting material. This means that you and other holders of the Company's Common Stock in your household may not receive separate copies of the Company's Proxy Statement or Annual Report. The Company will promptly deliver an additional copy of either document to any stockholder upon request to: Corporate Secretary, Ecolab Inc., 370 Wabasha Street North, Saint Paul, MN 55102; telephone (651) 293-2233; or e-mail investor.info@ecolab.com.

Voting by Plan Participants — Generally, you will receive only one proxy card covering all the shares you hold:

  •
  in your own name;

  •
  in the Ecolab Dividend Reinvestment Plan sponsored by EquiServe Trust Company, N.A., if any; and

  •
  if you are employed by Ecolab in the United States, Puerto Rico, or Canada,

  (i)
  in the Ecolab Savings Plan and ESOP*; plus

  (ii)
  in the Ecolab Stock Purchase Plan administered by Computershare Limited or the Ecolab Canada Share Purchase Plan administered by Fastrak Systems, Inc.

  *If you participate in the Ecolab Savings Plan and ESOP (the "Plan"), you are entitled to direct Fidelity Management Trust Company (the "Trustee") to vote (or not to vote) the equivalent number of shares of Common Stock credited to your Plan account. Your proxy card will serve as a voting instruction to the Trustee and if your instructions are timely received, the Trustee will follow your voting instructions. If you do not timely submit your voting instructions the Trustee will vote your Plan shares in the same proportion as to each respective proposal as the shares for which voting instructions have been received from other Plan participants. To allow sufficient time for voting of your shares by the Trustee, your voting instructions should be received by May 5, 2004 to ensure tabulation.

If you hold Ecolab shares through any other Ecolab plans, you will receive voting instructions from that plan's administrator.

                      By Order of the Board of Directors

                      Lawrence T. Bell
                      Senior Vice President,
                      General Counsel and Secretary

March 31, 2004

APPENDIX A

CORPORATE GOVERNANCE PRINCIPLES

DIRECTORS

Composition and Qualifications

No more than three Board members shall be from current Management. These Management members normally would be the Chief Executive Officer, the Chairman (if an Ecolab employee and not the CEO) and the President (if an Ecolab employee and not the CEO), but may be any other officer deemed appropriate by the Board.

It is desired that the members of the Board represent a geographical dispersion and variety of business disciplines so as to bring to the work of the Board a diversity of experience and background with the predominance of members being chief or executive officers from different industries. A continuing effort shall be made to seek well-qualified women and minority group members for the Board, but these persons must be sought out and evaluated as individuals rather than as representatives of specific groups.

Independence

The Board will have a majority of independent directors who meet the criteria required for independence by law, the rules and regulations of the SEC and the New York Stock Exchange listing standards.

Limitations on Other Directorships

The CEO shall pre-clear service as a director of another company with the Governance Committee of the Board.

The number of Boards of publicly traded companies or Audit Committees thereof on which outside directors sit should not exceed three (in addition to the Corporation) without the concurrence of the Governance Committee and may not, in any event, constitute a conflict of interest.

Selection of Directors

All directors are encouraged to submit to the Governance Committee the name of any person deemed qualified to serve on the Board, together with information on the candidate's qualifications. The Governance Committee will screen and submit to the full Board the names and biographical information of those persons considered by the Committee to be viable candidates for election as directors.

Director Orientation and Continuing Education

An orientation program is presented for each new director to acquaint him/her with the business, financial picture, compliance policies and other policies relevant to directors. In addition, a director information manual, which contains information about the Corporation, director compensation and indemnification, and other relevant matters, will be distributed to directors and periodically updated.

The Governance Committee will arrange continuing education programs, to allow for tailored in-house programs or the attendance at outside accredited programs, as frequently as determined appropriate by the Board.

Change of Principal Occupation

A director who ceases to occupy the position of principal employment held at the time of election to the Board shall offer his/her resignation for consideration by the Board. The Governance Committee will review the circumstances and make a recommendation to the Board as to whether the resignation should be accepted.

Service Limitations of Directors

A CEO who retires as an employee of the Corporation may continue to serve on the Board until the next annual meeting following retirement.

A non-employee director who attains age 70 shall submit his/her resignation as a director, to take effect at the time of the next annual meeting of stockholders.

The appropriateness of a director's continuation on the Board is reviewed when the Board designates a slate of directors for re-election by the stockholders. Accordingly, the Board does not have a policy establishing term limits.

Duty of Loyalty and Confidentiality

Directors owe to the Corporation a duty of loyalty and a duty of diligence in carrying out their responsibilities. Directors shall deal in strict confidence with all material, non-public matters involving the Corporation. Such material, non-public information shall not be disclosed to anyone other than Board members without the express agreement or direction of the Board.

Attendance and Information Review

Directors shall make a diligent effort to achieve regular attendance at Board and Committee meetings, and to carefully review the information furnished by Management with respect to matters requiring Board or Committee action or monitoring. Directors also have a responsibility, with the assistance of Management, to maintain a current understanding of developments in the industry and to be familiar with the Corporation's operations and its strengths and weaknesses.

Conflicts of Interest

Directors shall promptly disclose to the Board any situation which could reasonably be considered as a conflict of interest with service as a director, or having the appearance of such. Both the existence of the interest and the nature thereof (e.g., financial, family relationship, professional, charitable or business affiliation) should be disclosed.

Board Interaction with Corporate Constituencies

The Board believes that Management speaks for the Corporation. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies but this would be done only at the request of the CEO.

Compensation of Directors

To attract and retain qualified directors, non-employee director remuneration and benefits should be fully competitive and will be reviewed annually to ensure that it meets this standard. This review should be conducted by the Compensation Committee, which shall issue a report and recommendation to the Board for decision. Corporation stock should constitute a meaningful component of director compensation.

Director Stock Ownership Guidelines

Directors should have a financial stake in the Corporation. Directors are expected to acquire Corporation stock or stock equivalents having a value equal to at least five times the annual retainer for directors, within a period of three to five years after election.

BOARD ORGANIZATION

Board Leadership

The office of Chairman and CEO may or may not be held by one person. The Board believes it is best not to have a fixed policy on this issue and that it should be free to make this determination based on what it believes is best in the circumstances.

Executive Sessions of Non-Management Directors

Portions of regular meetings may be set aside for the outside directors to meet privately with the CEO, and the non-management directors shall also meet privately without the CEO on a regular basis.

Presiding Director

The Board will formally adopt a procedure regarding a presiding director for executive sessions of the non-management directors. Currently, the process is for rotation among the Chairs of the Board Committees, beginning with the Chair of the Governance Committee, then continuing with Compensation, Finance and Audit. The term will start on January 1 of each year. The Board will adopt and disclose a policy regarding a method for interested parties to communicate with the presiding director.

Size

The size of the Board may vary from time to time, but shall preferably be not less than 11 or more than 15 members. This size should accommodate the objectives of effective discussion and decision-making, adequate staffing of Board Committees, and desired mix of Management and non-employee directors.

Board Committees

The Board believes its current Committee structure, comprised of an Audit, Compensation, Finance and Governance Committee, is appropriate. However, the Board annually reviews its Committee structure as well as the Charter and composition of each Committee and will make modifications as necessary. The Board reviews the Committee membership when it annually reappoints its Committees and, therefore, does not have a fixed policy on rotation of Committee memberships. The Audit, Compensation and Governance Committees will be composed entirely of directors who meet the criteria required for independence by law, the rules and regulations of the SEC and the New York Stock Exchange listing standards. Directors who are not independent may attend (but may not vote at) meetings of Committees.

BOARD OPERATIONS

Board Meetings

The CEO and Chairman (if the two offices are separated) shall establish the agendas for Board meetings, taking into consideration the "core" agenda items and regular meeting dates that the Board establishes in advance. The Board shall be free to suggest agenda topics and the CEO will seek Board input on agenda items. Board meetings will, in general, focus on strategic issues rather than on operational issues.

Appropriate Information and Access

Directors are entitled to an adequate information flow from Management. They should be provided with an agenda and (to the extent practicable) appropriate supporting materials in advance of Board and Committee meetings. Directors are also entitled to direct access to the Corporation's independent auditors, the Internal Audit Department and to Management. The CEO should be kept advised of substantive contacts in this regard.

Ability to Retain Advisors

The Board and its Committees may, as it deems necessary or appropriate and at the Corporation's expense, obtain advice and assistance from internal or external legal or other advisors.

Meeting Attendance by Non-Directors

The CEO selects senior executives to attend meetings to make presentations to the Board which provides the Board with the opportunity to evaluate senior executives.

Committee Meetings

Meeting frequency and agenda items for Committee meetings shall be fixed by the CEO and Chairman in conjunction with the Committee Chair, taking into account the regular Committee meeting schedule and core agendas annually fixed by the Board. The Committee Chair will report to the full Board at each regular meeting on Committee actions and recommendations.

Assessing the Board's Performance

The Board shall ensure that a process is in place, utilizing the Governance Committee, to annually review and assess the Board's performance with a goal of improving the effectiveness of the Board as a whole.

CEO Evaluation

The Board will ensure that a process is in place, utilizing the Governance Committee, to annually evaluate CEO performance and to provide a summary of the Board's review to the CEO. The process shall ensure that each outside director has the opportunity to provide written or oral input prior to the evaluation being provided to the CEO.

Succession Planning and Management Development

Annually, and more often if required, the CEO shall report to the Board on succession planning. Upon the death, incapacity or temporary absence of the CEO, the Chairman of the Governance Committee shall, consistent with the Corporation's current succession plan, designate an acting CEO until further act of the Board. Additionally, the CEO and other appropriate members of Management, as selected by the CEO, shall report annually to the Board on the Company's program for Management development, including diversity.

APPENDIX B(i)

AUDIT COMMITTEE CHARTER

Membership and Organization

The members of the Audit Committee shall be comprised of not less than three directors. The Committee shall meet the independence, financial experience and other requirements established by law, the rules and regulations of the Securities and Exchange Commission, and the New York Stock Exchange listing standards, and possess the personal characteristics appropriate to the Committee's role. The members of the Audit Committee shall be appointed by the Board upon the recommendation of the Governance Committee. Audit Committee members may be replaced by the Board.

Objective

The Committee shall fulfill, and assist the Board of Directors' oversight of, their responsibilities to monitor (1) the quality and integrity of the Corporation's consolidated financial statements and Management's financial control of operations, (2) the qualifications, independence and performance of the independent accountants, (3) the role and performance of the internal audit function and (4) the Corporation's compliance with legal and regulatory requirements. In performing its duties, the Committee shall maintain effective working relationships with the Board of Directors, Management, the internal auditors and the independent accountants.

The Committee's authorities and responsibilities as set forth herein are intended to assist it and the Board of Directors in its monitoring and oversight role. It remains the responsibility of Management to prepare complete and accurate financial statements in accordance with GAAP, to maintain financial control of operations and assure compliance with laws and regulations. It remains the responsibility of the independent accountants to plan and conduct the annual audit and express their opinion on the consolidated financial statements in accordance with professional standards.

Authority

The Committee shall oversee the work of the other participants in the financial reporting and financial control process. To facilitate that role:

  •
  It is expressly recognized that the independent accountants report directly to the Committee. The Committee, in its capacity as a committee of the Board, has the sole authority and direct responsibility to select, appoint, retain, compensate, oversee, and where appropriate, terminate and replace the independent accountants for the purpose of preparing or issuing an audit report or related work. The Committee shall determine appropriate funding for the payment of (i) compensation to the independent accountants, (ii) compensation to any advisers employed by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, and the Corporation shall provide such funding.

  •
  The Committee (i) shall have unrestricted access to the Corporation's personnel and records and will be given the resources to discharge its duties, (ii) may conduct investigations into matters brought to its attention during the conduct of its duties and may meet with the Corporation's outside counsel and General Counsel, and retain for advice or assistance special legal, accounting or other consultants or advisers having special competence, as it determines necessary or appropriate to carry out its duties and at the Corporation's expense, and (iii) may advise the independent accountants, the Director of Internal Audit and any other participant in the financial reporting and financial control process that they may at any time communicate directly with the Committee on a confidential basis.

  •
  The activities and findings of the Committee shall be reported to the Board and minutes of Committee meetings shall be prepared and sent to each member of the Board.

B(i)-1

Responsibilities

1.    Financial Reporting:    Monitor and make recommendations concerning the integrity of the consolidated financial statements and related disclosures made by Management, and Management's procedures to comply with laws and regulations governing such statements and disclosures. Without limitation, the Committee shall:

  (a)
  Review, approve and preapprove, as applicable, the scope and extent of services to be provided by the independent accountants during the year, including their audit examination and staffing for the audit, permissible non-audit services, and audit, audit-related, tax, and all other fees. Except as prohibited by law and at the discretion of the Committee, the Chair of the Committee may represent the Committee for the purpose of such preapprovals.

  (b)
  Review factors related to the independence of the independent accountants. This shall include (i) ensuring receipt on a periodic basis, of a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Corporation consistent with Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") as may be modified or supplemented, (ii) reviewing (x) audit fees, (y) financial information system design and implementation fees and (z) all other fees and considering whether the provision of services under (y) and (z) is compatible with maintaining the independence of the independent accountants, (iii) actively engaging in dialogue with the independent accountants with respect to any disclosed relationships or services which may impact the objectivity and independence of the independent accountants, and (iv) taking appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

  (c)
  Review and discuss with Management and the independent accountants, the audited annual consolidated financial statements, prior to filing the Form 10-K, and the quarterly financial statements, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Without limiting the Committee, this review shall encompass major issues regarding accounting and auditing principles and practices, significant financial reporting issues, and judgments made in connection with the preparation of the consolidated financial statements, major difficulties or disagreements with Management which occurred in the course of the audit, as well as any other matter to be discussed with the independent accountants, pursuant to § SAS 61 ("Codification of Statements on Auditing Standards, AU § 380") as may be modified or supplemented. At the discretion of the Committee, the Chair of the Committee may represent the Committee for the purpose of the quarterly, but not annual, review.

  (d)
  Recommend to the Board of Directors, based on its review and discussions referred to in 1(b) - (c) whether the audited consolidated financial statements should be included in the Company's Annual Report on Form 10-K.

  (e)
  Assess and discuss the recommendations contained in the independent accountants' "Report to Management" and obtain and review any other required reports from the independent accountants.

  (f)
  Obtain assurances from the independent accountants that Section 10A of the Private Litigation Reform Act has not been implicated.

  (g)
  If the year-end earnings press release is published prior to the Committee meeting envisioned in 1(c), or a quarterly press release is published prior to a scheduled Committee meeting, review and discuss with Management and the independent accountants the year-end or quarterly financial results as well as earnings press releases prior to the issuance

B(i)-2

    of the earnings press release, as well as financial information and earnings guidance provided to analysts and ratings agencies. Such discussion may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Committee need not discuss in advance each instance in which the Corporation may provide financial information or earnings guidance. At the discretion of the Committee, the Chair of the Committee may represent the Committee for the purpose of this review.

  (h)
  Review and monitor the process Management has established to ensure the integrity of interim reporting and review and discuss the interim results with Management and the independent accountants prior to the issuance of the quarterly earnings press release. At the discretion of the Committee, the Chair of the Committee may represent the Committee for the purpose of this review.

  (i)
  Review major changes to the Corporation's accounting principles, including critical accounting policies, as proposed by Management or the independent accountants.

  (j)
  Review periodically the impact of significant accounting or reporting developments which may affect the Corporation.

  (k)
  Review periodically with Management the Corporation's major financial risk exposures and the steps Management has taken to monitor, manage and mitigate such exposures.

  (l)
  Review and resolve any disagreements or audit problems or difficulties between Management and the independent accountants regarding financial reporting.

2.    Internal Accounting Control:    Monitor and make recommendations concerning the effectiveness of the Corporation's system of internal controls. Without limitation, the Committee shall:

  (a)
  Review the appointment and replacement of the Director of the Internal Audit Department.

  (b)
  Review and evaluate the activities, organizational structure, qualifications and performance of the Internal Audit Department.

  (c)
  Inquire of the Director of Internal Audit and the independent accountants the extent to which their planned audit scope can be relied on to detect material weaknesses in internal controls, the occurrence of fraudulent financial reporting, and in the case of the independent accountants, illegal acts as contemplated by Section 10A of the Securities Exchange Act of 1934.

3.    Performance of Independent Accountants:    Review and evaluate the qualifications and performance (including their compliance with independence requirements) of the independent accountants.

4.    Corporate Compliance:    Monitor and make recommendations concerning the Corporation's procedures to maintain effective controls against employee conflict of interest and fraud and comply with related laws. Without limitation, the Committee shall:

  (a)
  Review Management's program to monitor compliance with the Corporation's Code of Conduct and the Foreign Corrupt Practices Act.

  (b)
  Review significant related party transactions.

  (c)
  Review the policies and procedures in effect for the review of officer expenses and purchases.

  (d)
  Review the findings of any relevant examinations by the Securities and Exchange Commission.

  (e)
  Set hiring policies for employees or former employees of the independent auditors.

5.    Performance Review:    Perform an annual review and evaluation of the performance of the Committee.

B(i)-3

6.    Charter Recommendation:    Annually review and assess the adequacy of the Committee Charter and make recommendations to the Board of Directors relating to the Committee's Charter and the Committee's core meeting agenda for the upcoming year.

7.    Private Meetings:    Meet privately on a regular basis with representatives of the independent accountants, Management (for example the Chief Financial Officer and the Chief Accounting Officer) and the Internal Audit Department.

8.    Audit Committee Report:    Ensure preparation of the report required by the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

9.    Complaint Procedures:    Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and (ii) confidential anonymous submissions by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

B(i)-4

APPENDIX B(ii)

COMPENSATION COMMITTEE CHARTER

Membership and Organization

The members of the Compensation Committee shall be comprised of not less than three directors. The Committee members shall meet the independence and other requirements established by law, the rules and regulations of the Securities and Exchange Commission, and the New York Stock Exchange listing standards. The members of the Compensation Committee shall be appointed by the Board upon the recommendation of the Governance Committee. Compensation Committee members may be replaced by the Board.

Authority and Responsibilities

The Compensation Committee shall have the following duties and authority:

  (1)
  Review and recommend to the Board with respect to

  (a)
  the establishment of any director compensation plan or any executive compensation plan or other employee benefit plan which requires stockholder approval;

  (b)
  the establishment of significant long-term director or executive compensation and director or executive benefits plans which do not require stockholder approval; and

  (c)
  any other matter, such as severance agreements, change in control agreements, or special or supplemental executive benefits, within the Committee's authority which in the Committee's judgment should appropriately be decided by the full Board.

  (2)
  Review and approve

  (a)
  the Corporation's overall compensation policy (which currently is to position the aggregate of the compensation components at a level that is commensurate with the Corporation's size and performance relative to a broad range of general industry manufacturing and service companies) and executive salary plan;

  (b)
  the annual base salary, annual bonus, and annual and long-term equity-based or other incentives of each corporate officer, including the CEO;

  (c)
  corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and have sole authority to determine the CEO's compensation level based on this evaluation, which determination will be subject to ratification by the full Board;

  (d)
  the administration of the compensation program for other executives for consistency with the executive compensation policy; and

  (e)
  the design and amendment of employee benefit plans, including proposals to establish, freeze, close off or terminate employee benefit plans and related trusts, provided that the Corporation's Chief Financial Officer may in his sole discretion approve certain amendments or modifications to an employee benefit plan or trust in accordance with resolutions of the Board of Directors.

  (3)
  Administer

  (a)
  the Corporation's director stock option and deferred compensation plans and executive and employee stock incentive and stock purchase plans;

  (b)
  the Management Incentive and Management Performance Incentive Plans and other cash incentive plans.

B(ii)-1

Reports to Board

The Committee shall make regular reports to the Board.

Compensation Committee Report

The Committee shall ensure preparation of the report on executive compensation required by the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

Compensation Consultants

The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director or executive compensation and shall have sole authority to approve the consultant's fees and other retention terms.

Outside Advisers

The Committee may, as it deems necessary or appropriate and at the Corporation's expense, obtain advice and assistance from internal or external legal or other advisers.

Charter Recommendation

The Committee shall annually review and assess the adequacy of the Committee Charter and make recommendations to the Board relating to the Committee's Charter and the Committee's core meeting agenda for the upcoming year.

Performance Review

The Committee shall perform an annual review of the performance of the Committee.

B(ii)-2

APPENDIX B(iii)

FINANCE COMMITTEE

The Finance Committee shall have the following duties and authority:

  (1)
  Review the financial condition of the Corporation and its financial policies and long-range objectives;

  (2)
  Review and recommend to the Board of Directors with regard to financial and tax policies and standards as developed by management;

  (3)
  Review the financing requirements of the Corporation, and evaluate management's proposals for timing and funding vehicles to support such financing requirements and recommend, as appropriate, specific financing arrangements to the Board of Directors;

  (4)
  Review dividends proposed for declaration and payment on the Corporation's outstanding shares, and recommend to the Board of Directors with regard to those dividends;

  (5)
  Evaluate the immediate and future financial impact of acquisition and divestiture transactions on the Corporation's financial condition, including such factors as the impact on earnings, funds availability, debt capacity, capital structure (including debt ratios), cash flows and dividend implications, and recommend to the Board of Directors with regard to the financial aspects of acquisitions and divestitures;

  (6)
  Review the proposed annual capital budget and capital expenditures in the amount of $10,000,000 or more, and review proposed business acquisitions in the amount of $25,000,000 or more and recommend to the Board of Directors with regard to those expenditures/acquisitions;

  (7)
  Review annually the Corporation's liability insurance coverage to determine its adequacy;

  (8)
  Review and, as appropriate, report to the Board on all areas of responsibility delegated to the Benefits Finance Committee, including financial performance of benefit plan assets, performance of trustees and investment advisors, and the performance of the Benefits Finance Committee in the discharge of its duties;

  (9)
  Make recommendations to the Board concerning appointments to the Benefits Finance Committee;

  (10)
  Monitor the Corporation's investor relations program and make recommendations to the Board.

B(iii)-1

APPENDIX B(iv)

GOVERNANCE COMMITTEE CHARTER

Membership and Organization

The members of the Governance Committee shall be comprised of not less than three directors. The Committee members shall meet the independence and other requirements established by law, the rules and regulations of the Securities and Exchange Commission, and the New York Stock Exchange listing standards. The members of the Governance Committee shall be appointed by the Board. Governance Committee members may be replaced by the Board.

Authority and Responsibilities

The Governance Committee shall have the following duties and authority:

  (1)
  Review and recommend to the Board of Directors with regard to policies for the composition of the Board, including such criteria as:

  (a)
  size of the Board;

  (b)
  diversity of experience, employment, background and other relevant factors of Board members;

  (c)
  the proportion of the Board to be comprised of non-management directors;

  (d)
  qualifications for new or continued membership on the Board, including experience, employment, background and other relevant considerations; and

  (e)
  director retirement requirements or standards;

  (2)
  Review any director nominee candidates recommended by shareholders in accordance with the Certificate of Incorporation and By-Laws;

  (3)
  Identify, interview and evaluate director nominee candidates and have sole authority to (a) retain and terminate any search firm to be used to assist the Committee in identifying director candidates and (b) approve the search firm's fees and other retention terms;

  (4)
  Recommend to the Board (a) the slate of director nominees to be presented by the Board for election at the Annual Meeting of Stockholders, (b) the director nominees to fill vacancies on the Board, and (c) the members of each Board Committee;

  (5)
  Lead the annual review of Board performance and effectiveness and make recommendations to the Board as required;

  (6)
  Review and recommend to the Board concerning the Board's organizational structure and operations, including a presiding director(s) for executive sessions of non-management directors, and its relationship to senior management;

  (7)
  Review and recommend to the Board concerning issues of senior management succession;

  (8)
  Lead the annual Chief Executive Officer performance review and oversee the evaluation process for senior management;

  (9)
  Review and recommend to the Board with regard to Certificate of Incorporation, By-Law or stockholder rights plan issues or changes in fundamental corporate charter provisions;

  (10)
  Review and recommend to the Board with respect to various corporate governance matters (including any necessary modifications to the Corporate Governance Principles).

  (11)
  Receive reports from management with regard to relevant social responsibility issues and report to the Board as appropriate;

B(iv)-1

  (12)
  Review with management, and report to the Board, with respect to the Corporation's efforts to achieve its affirmative action and diversity goals;

  (13)
  Review and recommend to the Board with respect to the Corporation's environmental practices, including compliance with The Ecolab Environmental Principles;

  (14)
  Review and recommend to the Board with respect to director orientation, training and continuing education; and

  (15)
  At the request of the Board or the Chief Executive Officer, undertake special projects which do not fall within the jurisdiction of other committees of the Board.

Reports to Board

The Committee shall make regular reports to the Board.

Outside Advisors

The Committee may, as it deems necessary or appropriate and at the Corporation's expense, obtain advice and assistance from internal or external legal or other advisors.

Charter Recommendation

Annually review and assess the adequacy of the Committee Charter and make recommendations to the Board of Directors relating to the Committee's Charter and the Committee's core meeting agenda for the upcoming year.

Performance Review

The Committee shall perform an annual review of the performance of the Committee.

B(iv)-2

APPENDIX C

DIRECTIONS TO THE ECOLAB ANNUAL MEETING

Saint Paul's Landmark Center is located at 75 West Fifth Street, directly across from Rice Park. There are numerous paid ramps and parking meters within easy walking distance. The closest parking ramps are RiverCentre, Lawson Commons, Kellogg Street Ramp, and Landmark Towers.

C-1

C-

March 30, 2004

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC 20549

Re:	Ecolab Inc. Definitive Proxy Soliciting Material Commission File No. 1-9328

Ladies and Gentlemen:

Transmitted herewith via the EDGAR system is the definitive Proxy Statement and form of Proxy of Ecolab Inc. for filing pursuant to paragraph (b) of Rule 14a-6. The proxy soliciting materials will be used in connection with the Company's Annual Meeting of Stockholders scheduled to be held on May 7, 2004. We anticipate the Proxy Statement and form of Proxy will be released to security holders and to brokers and nominees on March 31, 2004.

With respect to the two management proposals being submitted to Ecolab's stockholders for approval, we are furnishing to the Commission, as an appendix to the EDGAR submission, the following plan documents:

  •
  Ecolab Inc. Management Performance Incentive Plan, as amended; and

  •
  Ecolab Stock Purchase Plan, Ecolab Canada Share Purchase Plan, Ecolab K.K. Share Purchase Association, and the Ecolab Limited — Ecolab New Zealand Share Purchase Plan (collectively, the "Purchase Plan").

With respect to the shares offered under the Purchase Plan, we advise that, beginning March 1990, Ecolab Inc. registered shares under the Securities Act of 1933, as amended, and continues to maintain the following Form S-8 registration statements: (i) Ecolab Stock Purchase Plan (File Nos. 33-34000; 33-56151; 333-18627; and 333-10981); (ii) Ecolab Canada Share Purchase Plan (File Nos. 33-60266 and 333-95041); (iii) Ecolab K.K. Share Purchase Association (File No. 333-50969); and (iv) Ecolab Limited-Ecolab New Zealand Share Purchase Plan (File Nos. 33-39228; 33-56125; and 333-70835).

By copy of this letter, we are hereby also providing six (6) "paper" copies of the definitive Proxy Statement and form of Proxy to the New York Stock Exchange and to the Pacific Exchange, the only national exchanges on which Ecolab Inc. Common Stock is listed.

Very truly yours,

/s/ TIMOTHY P. DORDELL Timothy P. Dordell Associate General Counsel — Corporate and Assistant Secretary

TPD/cl

cc:	NYSE Corporate Compliance Department PCX — Ms. Roshni Devi

ECOLAB INC.
MANAGEMENT PERFORMANCE INCENTIVE PLAN

(as amended and restated on February 28, 2004)

1.     Purpose of Plan.

The purpose of the Ecolab Inc. Management Performance Incentive Plan, as amended (the "Plan") is to advance the interests of Ecolab Inc. (the "Company") and its stockholders by enabling the Company and its Subsidiaries to attract and retain key executives of outstanding ability, by focusing such key executives on pre-established, objective performance goals and by providing such key executives with opportunities to earn financial rewards based on the achievement of such performance goals. The Plan is intended to constitute a qualified performance-based compensation plan under Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code") and shall be administered and interpreted so as to ensure such compliance.

2.     Definitions.

For the purposes of the Plan, the following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1    "Award" means a right granted to a Participant pursuant to Section 5 of the Plan to receive a cash payment from the Company (or a Subsidiary) based upon the extent to which the Participant's Performance Goal(s) are achieved during the relevant Performance Period and subject to the Committee's discretion pursuant to Section 3.1.

2.2    "Board" means the Board of Directors of the Company.

2.3    "Code" is defined in Section 1 of the Plan.

2.4    "Committee" is defined in Section 3 of the Plan.

2.5    "Company" is defined in Section 1 of the Plan.

2.6    "Covered Employee" means an individual who with respect to a Performance Period is a "covered employee" within the meaning of Section 162(m)(3) of the Code.

2.7    "Disability" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, a determination by the Committee that the Participant is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.

2.8    "Executive Officer" means an executive officer of the Company within the meaning of Rule 3b-7 under the Securities Exchange Act of 1934, as amended.

2.9    "GAAP" means generally accepted accounting principles set forth in the opinions, statements and pronouncements of the Financial Accounting Standards Board, United States (or predecessors or successors thereto or agencies with similar functions), or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination and in any event applied in a manner consistent with the application thereof used in the preparation of the Company's financial statements.

2.10    "Participant" means an Executive Officer of the Company to whom an Award is granted by the Committee under the Plan.

2.11    "Performance Goal" means a performance objective established by the Committee for a particular Participant for a Performance Period pursuant to Section 5 of the Plan for the purpose of determining the extent to which an Award has been earned for such Performance Period. Each Performance Goal will consist of (a) "Performance Criteria," as defined in Section 5.2 of the Plan, which are one or more objectively determinable measures related to individual, business unit or Company performance, and (b) a "Performance Target," which is the level at which the relevant

Performance Criteria must be achieved for purposes of determining whether a cash payment is to be made under an Award, which may be stated as a threshold level below which no payment will be made, a maximum level at or above which full payment will be made and intermediate targets which will result in payment between such threshold and maximum level.

2.12    "Performance Period" means a Plan Year or, for an Executive Officer who is first hired as an Executive Officer after the first day of the Plan Year and who becomes a Participant during the Plan Year, such portion of the Plan Year as determined by the Committee.

2.13    "Plan" is defined in Section 1 of the Plan.

2.14    "Plan Year" means the fiscal year of the Company.

2.15    "Retirement" means termination of employment at an age and length of service such that the Participant would be eligible to an immediate commencement of benefit payments under the final average compensation formula of the Company's defined benefit pension plan available generally to its employees, whether or not such individual actually elects to commence such payments (provided that, (i) if the Participant is not covered by the Company's defined benefit pension plan, or (ii) if the Participant is covered under the cash balance formula of such plan, then the Participant will be deemed to be covered by the final average compensation formula of such plan for purposes of this Plan).

2.16    "Subsidiary" means any entity that is directly or indirectly controlled by the Company, as determined by the Committee.

3.     Plan Administration.

3.1    The Committee.    The Plan will be administered by a committee appointed by the Board consisting solely of two or more directors, each of whom is an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code (the "Committee"). In accordance with and subject to the provisions of the Plan, the Committee will have full authority and discretion with respect to Awards made under the Plan, including without limitation the following: (a) selecting the Executive Officers to be Participants; (b) establishing the terms of each Award; (c) determining the time or times when Awards will be granted; and (d) establishing the restrictions and other conditions to which the payment of Awards may be subject. The Committee will have no authority under the Plan to amend or modify, in any manner, the terms of any outstanding Award; provided, however, that (x) the Committee shall have the authority provided for in Section 3.2 of the Plan; and (y) the Committee shall have the authority to reduce or eliminate the compensation or other economic benefit due pursuant to an Award upon the attainment of one or more Performance Goals included in such Award. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

3.2    Adjustments.    In the event of (a) any merger, reorganization, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights, offering, extraordinary dividend (including a spin-off) or other similar change affecting the Company's shares, (b) any purchase, acquisition, sale or disposition of a significant amount of assets other than in the ordinary course of business, or of a significant business, (c) any change resulting from the accounting effects of discontinued operations, extraordinary income or loss, changes in accounting as determined under GAAP, or restatement of earnings or (d) any charge or credit resulting from an item which is classified as "non-recurring," "restructuring," or similar unusual item on the Company's audited annual Statement of Income which, in the case of (a) — (d), results in a change in the components of the calculations of any of the Performance Criteria, as established by the Committee, in each case with respect to the Company or any other entity whose performance is relevant to the achievement of any Performance Goal included in an Award, the Committee (or, if the Company is not the surviving

2

corporation in any such transaction, a committee of the board of directors of the surviving corporation consisting solely of two or more "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Code) shall, without the consent of any affected Participant, amend or modify the terms of any outstanding Award that includes any Performance Goal based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event or events, such that the criteria for evaluating such financial performance of the Company or such other entity (and the achievement of the corresponding Performance Goal) will be substantially the same (as determined by the Committee or the committee of the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the Committee shall not take any action pursuant to this Section which would constitute an impermissible exercise of discretion pursuant to Section 162(m) of the Code.

4.     Participation.

The Participants for any Performance Period shall be those Executive Officers who are granted Awards by the Committee under the Plan for such Performance Period.

5.     Grant of Awards.

5.1    Nature of Awards.    An Award granted under the Plan shall provide for a cash payment to be made solely on account of the attainment of one or more pre-established, objective Performance Goals included in such Award, subject to the Committee's authority pursuant to Sections 3 and 10 of the Plan.

5.2    Performance Criteria.    Performance Criteria which the Committee may include in Awards made under the Plan include the following measurements, or changes in such measurements between different Plan Years (or combination thereof) as applied to the Company as a consolidated entity or, except as to Diluted Earnings Per Share, a business division or business or staff unit thereof:

  (a)
  "Diluted Earnings Per Share" ("EPS") means net income (loss) per common share, diluted, as reported in the Company's audited year-end Consolidated Statement of Income ("Statement of Income") for the Plan Year;

  (b)
  "Operating Income" means "operating income" as reported or included in the Company's Statement of Income;

  (c)
  "Net Sales" means "net sales" as reported or included in the Company's Statement of Income;

  (d)
  "Days Sales Outstanding" ("DSO") means the 12 point average of month-end DSO numbers, and month-end DSO numbers shall mean monthly performance for days sales invested in trade accounts receivable, determined by using the "exhaustion method";

  (e)
  "Capital Expenditures" means "capital expenditures" reported or included in the Company's year-end audited Consolidated Statement of Cash Flows for the Plan year;

  (f)
  "Inventory Days On Hand" ("DOH") means, by category of inventory, the average of the 12 month-end DOH numbers, and the month-end DOH numbers shall mean, by category of inventory, (i) inventory on hand at standard cost, divided by (ii) cost of goods at standard cost based on either forecasted requirements or historical shipments;

  (g)
  "Controllable Expenses" means expenses under the control of the Participant;

  (h)
  "Return on Beginning Equity" means net income (loss) as reported or included in the Company's Statement of Income divided by beginning of the year "shareholders equity" as reported or included in the Company's year-end audited financial statements for the Plan Year; and

3

  (i)
  "Return on Net Assets" means (i) Operating Income, less income taxes at the applicable effective rate, divided by (ii) total assets less cash and cash equivalents, investments in securities and non-interest bearing liabilities as reported or included in the Company's year-end audited financial statements for the Plan year, including footnotes.

5.3    Establishment of Performance Goals.    Not later than 90 days after the commencement of the Plan Year (or such earlier date as may be required pursuant to Section 162(m) of the Code) the Committee shall determine in writing for each Participant:

  (a)
  the Performance Goal(s) for the Participant, including in each case one or more of the Performance Criteria set forth in Section 5.2 of the Plan and the Performance Target for each Performance Criteria;

  (b)
  if more than one Performance Goal is specified for a Participant, the relative weight assigned to each Performance Goal; and

  (c)
  the cash award expressed as a percentage of the base salary for the Participant for the Performance Period, provided that the Committee shall also place a maximum dollar amount on such cash award which may not exceed $3 million.

For an Executive Officer who is first hired as an Executive Officer and who becomes a Participant after the first day of the Plan Year, the Performance Goals shall be established by the Committee as set forth in this Section within the time period permitted by Section 162(m) of the Code.

6.     Payment of Awards.

As soon as practicable after the Committee has received the appropriate financial and other data after the end of a Plan Year, the Committee will for each Participant certify in writing the extent to which the applicable Performance Goals for such Participant have been met and the corresponding amount of the Award earned by such Participant. Payment of each Award in a cash lump sum, less applicable withholding taxes pursuant to Section 8 of the Plan, shall be made as soon as practicable thereafter. Notwithstanding anything in the Plan to the contrary, no payment made pursuant to any Award in respect of any Performance Period shall exceed $3 million. If the Committee determines in good faith that there is a reasonable likelihood that any compensation paid or payable to a Participant by the Company or a Subsidiary pursuant to the Plan for a Plan Year would not be deductible by the Company or the Subsidiary solely by reason of the limitation under Section 162(m) of the Code, the Committee may defer all or a portion of the amounts otherwise payable pursuant to the Plan to the extent deemed necessary by the Committee to ensure that the entire amount of any distribution to such Participant is deductible. If so determined by the Committee, such deferred amounts, when paid to the Participant, may be accompanied by interest at a reasonable rate (as determined by the Committee).

7.     Effect of Termination of Employment.

7.1    Termination Due to Death, Disability or Retirement.    In the event a Participant's employment with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement during a Performance Period, the Participant (or the Participant's estate) (subject to the Committee's discretion as allowed by clause (y) of Section 3.1 of the Plan) shall be paid (pursuant to Section 6 of the Plan after the completion of the Plan Year) a percentage of the amount earned according to the terms of the Award equal to the portion of the Performance Period through the Participant's death, Disability or Retirement, as the case may be, as determined by the Committee.

7.2    Termination for Reasons Other than Death, Disability or Retirement.    In the event a Participant's employment is terminated with the Company and all Subsidiaries prior to the end of the Performance Period for any reason other than death, Disability or Retirement, or a Participant is in the employ of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ of the Company or another Subsidiary), the Participant's Award for

4

such Performance Period shall be immediately forfeited and the Participant shall have no right to any payment thereafter; provided, however, that under such circumstances the Committee may pay the Participant an amount not to exceed a percentage of the amount earned according to the terms of the Award equal to the portion of the Performance Period through the Participant's termination.

8.     Payment of Withholding Taxes.

The Company is entitled to withhold and deduct from the payment made pursuant to an Award or from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to any payment made pursuant to an Award.

9.     Rights of Eligible Executive Officers and Participants; Transferability.

9.1    Employment.    Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or otherwise modify the terms and conditions of the employment of any Executive Officer or Participant at any time, nor confer upon any Executive Officer or Participant any right to continue in the employ of the Company or any Subsidiary.

9.2    Restrictions on Transfer.    Except pursuant to testamentary will or the laws of descent and as otherwise expressly permitted by the Plan, no right or interest of any Participant in an Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

9.3    Non-Exclusivity of the Plan.    Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or any Subsidiary or create any limitations on the power or authority of the Board or any committee thereof to adopt such additional or other compensation arrangements as the Board or committee may deem necessary or appropriate.

10.   Plan Amendment, Modification and Termination.

The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without the approval of the stockholders of the Company if stockholder approval of the amendment is then required for the Plan to continue to be a qualified performance-based compensation plan pursuant to Section 162(m) of the Code. Any termination, suspension or amendment of the Plan may adversely affect any outstanding Award without the consent of the affected Participant.

11.   Unfunded, Unsecured Obligation.

A Participant's only interest under the Plan shall be the right to receive a cash payment under an Award pursuant to the terms of the Award and the Plan (subject to the authority of the Committee pursuant to Sections 3 and 10 of the Plan). No portion of the amount payable to Participants upon the achievement of any Performance Goal therein shall be held by the Company or any Subsidiary in trust or escrow or any other form of asset segregation. To the extent that a participant acquires a right to receive such a cash payment under the Plan, such right shall be no greater than the right of any unsecured, general creditor of the Company.

12.   Effective Date and Duration of the Plan.

The Plan (formerly titled the "1999 Ecolab Inc. Management Performance Incentive Plan") was originally approved by the Board on February 19, 1999 and by the Company's stockholders on

5

May 14, 1999. The Plan was further amended and restated by the Board on February 28, 2004, subject to stockholder approval as required by Section 162(m) of the Code. No benefits will be granted or amounts will be paid pursuant to the further amended Plan unless and until such stockholder approval is obtained. If approved, the further amended Plan shall be effective for the Plan Year beginning on January 1, 2004 and will remain in effect through and including the Plan Year ending December 31, 2008. The Plan may be terminated at any time by the Board. Any payments pursuant to Awards outstanding upon termination of the Plan may continue to be made in accordance with the terms of the Awards, subject to the authority of the Committee pursuant to Sections 3 and 10 of the Plan.

13.   Miscellaneous.

13.1    Governing Law.    Except to the extent in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company's jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the internal, substantive laws of the State of Minnesota, without regard to the conflict of law rules of the State of Minnesota or any other jurisdiction.

13.2    Successors.    The Plan will be binding upon and inure to the benefit of the successors of the Company and the Participants.

6

ECOLAB STOCK PURCHASE PLAN

As Amended Through February 28, 2004

1.     PURPOSE.

On February 24, 1990, the Company's Board of Directors established the Ecolab Stock Purchase Plan to afford Participants a convenient and cost-effective means for regular and systematic purchases of Common Stock. The Plan was subsequently amended on October 1, 1994 and December 6, 2001 by the Board of Directors, and further amended on February 28, 2004 to place a limit on the number of shares that may be purchased by Participants, as required by changes to the rules of the New York Stock Exchange, subject to approval of the amended Plan by the Company's stockholders.

The purposes of the Plan are to assist the Company in attracting and retaining personnel of outstanding abilities and to motivate employees to dedicate their maximum productive effort on behalf of the Company and to align employee interests with the Company's stockholders.

2.     DEFINITIONS.

Unless otherwise required by the context, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2.

Alternate Currency:    Any currency other than United States dollars.

Board of Directors or Board:    The Board of Directors of the Company.

Administrator:    The Administrator appointed by the Company to act as the Administrator for the Plan pursuant to Section 5.1.

Committee:    Such committee or committees as shall be appointed by the Board of Directors to administer the Plan pursuant to the provisions of Section 3.

Common Stock:    The common stock of the Company, par value U.S.$1.00 per share.

Company:    Ecolab Inc., a Delaware corporation.

Company Administrator:    The Vice President — Human Resources of the Company (or such officer of the Company in charge of the Human Resources function regardless of title) or the person designated by such officer as the Company Administrator for the Plan.

Discretionary Contribution:    A cash contribution made by the Company or a Subsidiary to the account of a Participant, without the requirement of a contribution by such Participant.

Eligible Employee:    Each Full-Time Employee of the Company or any of its Subsidiaries who (1) is not an elected officer of the Company subject to reporting requirements of Section 16 of the Securities Exchange Act of 1934, (2) has attained the age of majority as determined by the law of the place of residence of the employee, and (3) is not a member of a collective bargaining unit, unless the collective bargaining agreement covering the employee provides for participation in the Plan.

Full-Time Employee:    A person who is employed by the Company or a Subsidiary in a budgeted position and is regularly scheduled to work the full-time work week of a particular location.

Matching Contribution:    A cash contribution made by the Company or a Subsidiary to the account of a Participant in respect of monies contributed to the Plan by such Participant.

Open Contribution Period:    Time periods established by the Company from time to time to allow Participants to make contributions under the Plan through means other than payroll deduction.

Participant:    An Eligible Employee who is currently enrolled in the Plan pursuant to Section 4.

Plan:    The Ecolab Stock Purchase Plan herein set forth as the same may from time to time be amended.

Subsidiary:    A corporation or other form of business or association whose shares (or other ownership interests) having 50% of the voting power are owned or controlled, directly or indirectly by the Company, and whose Full-Time Employees are, in the discretion of the Company, permitted to participate in the Plan.

3.     AUTHORITY.

3.1    Compensation Committee.    The Compensation Committee of the Board or any successor Committee appointed by the Board shall have full power and authority to interpret and construe any provision of the Plan finally and conclusively as to all persons having any interest thereunder, to adopt rules and regulations not inconsistent with the Plan for carrying out the Plan or providing for matters not specifically covered in the Plan and to alter, amend and revoke any rules or regulations so adopted.

3.2    Company Administrator.    Notwithstanding anything in the Plan to the contrary (other than Sections 13 and 16), with respect to any employee who is resident outside of the United States or employed by a non-United States Subsidiary, the Company Administrator may amend the terms of the Plan in order to comply with local legal requirements or to otherwise protect the Company's or Subsidiary's interests, or to meet the objectives of the Plan. Supplemental to the authority of the Compensation Committee to adopt rules and regulations for the Plan under Section 3.1, and the authority of the Board to amend the Plan under Section 16, the Company Administrator may adopt such rules and regulations to modify the Plan with respect to such employees and/or Subsidiaries. The Company Administrator may, where appropriate, establish one or more sub-plans for this purpose.

4.     ENROLLMENT.

Each Eligible Employee may enroll in the Plan by properly completing and returning to the Company such forms as are required by the Administrator for opening the Participant's account with the Administrator and for purchase by the Administrator of Common Stock for the account of the Participant.

Participation in the Plan begins as soon as practicable after the required forms are received by the Company and continues until the Participant is no longer an Eligible Employee, or until written termination by the Participant of his or her participation in the Plan is received and processed by the Company.

5.     ADMINISTRATIVE AND RELATED FEES.

5.1    Appointment of Administrator.    The Company shall appoint an Administrator to open and maintain an account in the name of each Participant and to make, or cause to be made, purchases of shares of Common Stock on the New York Stock Exchange for the accounts of Participants. The Administrator shall be appointed by the Company to administer the Plan and may be removed from such appointment at any time in the sole discretion of the Company. Nothing in the Plan shall be deemed to create any obligation on the part of the Company or the Administrator that the Administrator shall continue to administer the Plan.

5.2    Payment of Fees and Other Charges.    The Company shall pay the Administrator's administrative charges for maintaining accounts under the Plan and shall pay for brokerage commissions on the purchases of securities made under the Plan for each Participant, so long as the Participant remains an Eligible Employee.

6.     PAYROLL DEDUCTIONS AND ADDITIONAL PARTICIPANT CONTRIBUTIONS.

6.1    Payroll Deductions.    Participants may authorize contributions through payroll deductions by completing and signing a form of payroll authorization instructing the Company or Subsidiary to deduct a certain amount from the Participant's compensation. This authorization requires that funds deducted be transmitted to the Administrator for purchase of shares of Common Stock on the New York

2

Stock Exchange for the account of the Participant. Payroll deductions will begin after the authorization forms are received and processed by the Company. Unless the Company expressly authorizes such payroll deduction to be expressed in terms of an Alternate Currency pursuant to Section 6.4, such contributions shall be expressed in United States dollars and the Company and Subsidiary shall be authorized to establish procedures to facilitate conversion from payroll deduction denominated in an Alternate Currency to the Plan's functional currency, United States dollars.

6.2    Decreasing, Increasing or Terminating Payroll Deductions; Re-entry.    Payroll deduction authorizations shall remain effective until terminated in writing by the Participant or until otherwise terminated as provided below. Each Participant shall specify the amount to be withheld from his or her compensation, with a minimum of U.S.$20 per month. The maximum of all employee contributions pursuant to Sections 6.1, 6.2 and 6.3 each calendar year is U.S.$6,000. Payroll deductions will be automatically terminated when this level is reached, but automatically reinstated the following January. Participants who were participants in the Company's previous payroll deduction plan to purchase Common Stock shall not be subject to the monthly minimum deduction upon joining the Plan, but must comply with such requirement if said Participant makes a subsequent change in payroll deduction. A payroll deduction may be decreased or increased once each calendar month in U.S.$5 increments, but not below U.S.$20 per month, by the Participant completing and returning the appropriate payroll deduction form to the Company. A payroll deduction may be terminated at any time by the Participant giving written notice to the Company. The increase, decrease or termination shall be effective at the beginning of the next pay period after the notice is received and processed. A Participant who terminates his or her payroll deduction may re-enter the Plan any time by following the instruction for enrollment in Section 4 and payroll deduction procedures in Section 6.1.

6.3    Additional Employee Contributions.    Each Participant may contribute a sum not less than U.S.$100 during any Open Contribution Period. The aggregate of contributions through payroll deduction and additional contributions may not exceed U.S.$6,000 in any calendar year.

6.4    Contributions in the Form of Alternate Currency.    The Company may, in its sole discretion and upon terms and conditions established by the Company, permit a Participant receiving compensation in an Alternate Currency to (i) specify in such Alternate Currency the amount to be withheld from such Participant's compensation by payroll deduction and (ii) contribute a sum in such Alternate Currency during an Open Contribution Period. Prior to forwarding to the Administrator pursuant to Section 8.1, any funds collected from Participants in an Alternate Currency shall be converted to United States dollars in a manner to be determined by the Company. Upon conversion, each contribution by payroll deduction and additional employee contribution shall be subject to the United States dollar limits set forth in Sections 6.2 and 6.3 and the Company shall have authority to set reasonable procedures concerning such limits as necessary to accommodate the conversion of funds from an Alternate Currency to the Plan's functional currency, United States dollars.

6.5    Withholding.    The Participant is responsible for all income taxes applicable to Matching Contributions and Discretionary Contributions, if any, and the Company and/or Subsidiary shall make appropriate withholding deductions from each Participant's compensation, which shall be in addition to any payroll deductions pursuant to Section 6.1.

7.     COMPANY CONTRIBUTIONS.

7.1    Matching Contributions.    The Company or Subsidiary will make a Matching Contribution on behalf of each Participant in the amount of fifteen percent (15%) of the funds (i) deducted from such Participant's pay pursuant to Sections 6.1, 6.2 and 6.4, and (ii) contributed by the Participant as an additional employee contribution pursuant to Sections 6.3 and 6.4.

7.2    Discretionary Contributions.    The Company or a Subsidiary may from time to time make a Discretionary Contribution to a Participant's account for any reason, but each such contribution shall not exceed U.S.$1,000 plus the amount determined appropriate by the Company or such Subsidiary to cover all or a portion of the federal, state and local income taxes, or equivalent taxes of an applicable

3

foreign jurisdiction, resulting from such award, but the determination to pay any or all taxes shall be made in the sole and exclusive determination of the Company or such Subsidiary.

8.     PURCHASES, SALES AND WITHDRAWALS.

8.1    Administration of Funds.    The Company or Subsidiary shall deduct funds from each Participant's pay pursuant to Sections 6.1, 6.2 and 6.4 and at least once a month the amount deducted plus any additional employee contributions made by the Participant pursuant to Sections 6.3 and 6.4, and the Matching Contributions and Discretionary Contributions, if any, shall be forwarded to the Administrator, together with a list of Participants and the amount allocable to their accounts. No interest shall be paid on such funds by the Company, Subsidiaries or Administrator and such funds shall be commingled with the general assets of the Company or Subsidiaries; provided, however, that a Subsidiary may segregate such funds in a bank account or otherwise and pay interest thereon to comply with local legal requirements, and interest earned in such circumstances shall not count against the United States dollar limits set forth in Sections 6.2 and 6.3.

8.2    Purchases.    Upon receipt of funds from the Company for such purpose hereunder, the Administrator shall, as promptly as practicable, purchase, or cause to be purchased, on the New York Stock Exchange, as agent for the Participants, as many whole shares of Common Stock as the aggregate of such funds will permit subject to rules and certain conditions imposed upon the Administrator by regulatory agencies, if any. The Administrator may purchase, or cause to be purchased, Common Stock up to five (5) days in advance of receipt of funds, if the Company provides the Administrator with an estimate of funds to be transferred. Subject to Section 13, below, the aggregate of all such purchases shall be allocated, on the basis of the average cost thereof, to the respective accounts of all Participants in respect of whom such funds were received based upon Participant payroll deductions and additional employee contributions, Matching Contributions, and Discretionary Contributions, if any, as directed by the Company. Allocations shall be made in full shares and in fractional interests in shares to one ten-thousandth of a share.

8.3    Ownership of Common Stock.    At the time of purchase of Common Stock under the Plan, each Participant for whom account funds were received shall immediately acquire full ownership of all Common Stock and of any fractional interest in Common Stock purchased for his or her account. Unless otherwise requested by the Participant, all shares shall be registered in the name of the Administrator or its nominee and will remain so registered until delivery is requested. Subject to the provisions of the next paragraph, a Participant may request that a certificate for any or all full shares of Common Stock in his or her account be delivered at any time at the Administrator's transfer charge, payable by the Participant.

8.4    Sales.    A Participant may instruct the Administrator to sell, or cause to be sold, any or all of the full shares of Common Stock or any fractional interest held in his or her account at any time. Upon such sale, the Administrator shall, if requested, mail a check for the proceeds to the Participant, less the regular brokerage commission or fee and any transfer taxes or other normal charges all of which are payable by the Participant.

9.     CONFIRMATIONS; RELATIONSHIP WITH ADMINISTRATOR.

Each Participant shall receive a quarterly statement of activity from the Administrator reflecting any change in the number of shares of Common Stock held for his or her account. The relationship between the Participant and the Administrator shall be the normal relationship of client and broker and the Company and its Subsidiaries shall assume no responsibility except as to the payment of the Matching Contributions and Discretionary Contributions, if any, the payment of commissions on purchases under the Plan, and administrative fees of the Plan which pertain to the accounts of Eligible Employees as set forth in this Plan.

4

10.   CLOSING ACCOUNTS.

A Participant who terminates his or her payroll deduction authorization or whose authorization is automatically terminated shall close his or her account. A Participant may direct that all full shares of Common Stock and any fractional interests in his or her account be sold and the net proceeds remitted to such person, or request that the full shares of Common Stock in his or her account be delivered to such person together with a check representing the net proceeds of the sale of the fractional interest in shares of Common Stock. The net proceeds shall be determined after deducting the regular brokerage commission and any transfer taxes or other normal charges, all of which shall be payable by the Participant.

11.   VOTING AND OTHER RIGHTS.

The Administrator shall deliver, or cause to be delivered, to each Participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by the Company to its stockholders. The shares in each Participant's account shall be voted in accordance with the Participant's signed proxy instructions duly delivered to the Administrator in a timely fashion, or otherwise in accordance with the rules applicable to stock listed on the New York Stock Exchange.

12.   DIVIDENDS AND OTHER PROCEEDS.

Cash dividends received in respect of Common Stock held in the accounts of Participants shall be credited by the Administrator to such accounts. All such cash shall be reinvested in shares of Common Stock as promptly as practicable following receipt thereof. During such time as the Company shall pay fees and charges pursuant to Section 5.2, the Company shall pay all regular commissions in connection with the purchase constituting such reinvestment. Stock dividends or stock splits in respect of Common Stock held in the accounts of Participants shall be credited to such accounts without charge. The Administrator shall sell, or cause to be sold, other securities and rights to subscribe received in respect of Common Stock, if any, held in the accounts of Participants and the proceeds therefrom shall be treated in the same manner as cash dividends.

13.   STOCK SUBJECT TO THE PLAN.

The maximum number of shares of Common Stock that may be purchased by Participants shall be 2,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided below. If the total number of shares of Common Stock that would otherwise be purchased by Participants on any date on which the funds forwarded to the Administrator exceeds the number of shares then remaining available under the Plan, the Company and the Administrator shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform and equitable a manner as is practicable. In such event, the Company or the Administrator shall give written notice of such reduction to each Participant affected thereby and shall return any excess funds accumulated in each Participant's account as soon as practicable thereafter.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, appropriate adjustment will be made as to the number and kind of securities available for purchase by Participants under the Plan.

14.   TRANSFER OF RIGHTS.

The Plan does not restrict the ability of a Participant to sell, assign, hypothecate or otherwise deal with the Common Stock acquired under the Plan. However, the Participant may not assign or hypothecate his or her interest in the Plan as such. The Common Stock held in Participant's accounts becomes the sole property of the respective Participants.

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15.   TERMINATION.

If a Participant shall die, retire, be placed on long-term disability and not receiving a paycheck from the payroll department of the Company, or applicable Subsidiary, or otherwise cease to be an Eligible Employee, such Participant's enrollment in the Plan shall thereupon automatically terminate. The Company will notify the Administrator of any such termination. Securities held by the Administrator for the account of any former Participant shall continue to be so held by the Administrator and the reinvestment of dividends continued until the Administrator shall have received other instructions from such former Participant or his or her estate and securities held under such circumstances shall be subject to applicable account fees.

Upon the receipt of appropriate instructions from the former Participant or upon receipt of appropriate documents from his or her estate, the Administrator shall sell or transfer, or cause to be sold or transferred, any whole shares of Common Stock credited to the account of the former Participant as directed. All federal or state transfer taxes, if any, which may be due upon transfer of such shares to the former Participant, his or her estate, or to any other person shall be paid by the former Participant, and the Administrator may require the deposit of funds sufficient to cover such taxes in advance of making any such transfer.

No Participant shall have any right to receive any fractional share credited to his or her account in the Plan, nor shall any provision herein be construed to give such right. Upon termination, any fractional share interest subject to transfer to the former Participant or other person shall be paid thereto in cash by the Administrator. Any such payment in respect of a fractional share shall be in an amount equal to the appropriate fraction of the opening price of Common Stock on the New York Stock Exchange on the day following the receipt of instructions.

16.   AMENDMENTS, SUSPENSIONS AND TERMINATIONS.

The Board of Directors may from time to time amend, suspend or terminate in whole or in part, and if terminated may reinstate, any or all of the provisions of the Plan, except that no amendment, suspension or termination may be made which will retroactively affect adversely the rights of Participants in the Plan, and that no such amendment shall be effective, without approval of the Company's stockholders, if stockholder approval of the amendment is then required pursuant to the rules of the New York Stock Exchange. Participation in the Plan is not a matter of right. No part of the funds or shares of Common Stock credited to the account of any Participant shall be subject to forfeiture for any reason.

17.   EMPLOYMENT.

Nothing in the Plan shall be construed to give any employee of the Company or its Subsidiaries the right to remain employed.

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AMENDED AND RESTATED

ECOLAB CANADA SHARE PURCHASE PLAN

As Amended Through February 28, 2004

1.     PURPOSE

On March 24, 1993, the Company's Board of Directors established the Ecolab Canada Share Purchase Plan to afford Participants a convenient and cost effective means for regular and systematic purchases of the Common Stock of Ecolab Inc., the Company's U.S. parent corporation. The Plan was subsequently amended on March 1, 1994 and November 16, 2001 by the Board of Directors, and further amended as of February 28, 2004 to place a limit on the number of shares of Common Stock that may be purchased by Participants, as required by changes to the rules of the New York Stock Exchange, subject to approval of the amended Plan by the shareholders of Ecolab Inc.

The purposes of the Plan are to assist the Company in attracting and retaining personnel of outstanding abilities and to motivate employees to dedicate their maximum productive effort on behalf of the Company and to align employee interests with the stockholders of Ecolab Inc.

2.     DEFINITIONS

Unless otherwise required by the context, the following terms when used in the Plan, shall have the meanings set forth in this Section 2.

Administrator:    The firm appointed by the Company to perform administrative duties for the Plan pursuant to the provision of Section 3.

Board of Directors:    The Board of Directors of Ecolab Co.

Broker:    The broker appointed by the Company to act as the broker for the Plan pursuant to Section 5.1.

Brokerage Account:    The account maintained by the Company with the Broker to purchase shares under the Plan for the benefit of Participants.

Common Stock:    The common stock, par value $1.00 per share, of Ecolab Inc., a Delaware corporation, and the preferred stock purchase rights attached thereto, as traded on the New York Stock Exchange.

Company:    Ecolab Co. — a Nova Scotia company.

Discretionary Contribution:    A discretionary cash contribution made by the Company in its sole and exclusive determination on behalf of a Participant pursuant to Section 7.2.

Eligible Employee:    Each full-time employee of the Company or any Subsidiary who —

  1)
  has attained at least 18 years of age; and

  2)
  is not a member of a collective bargaining agreement covering the employee unless the agreement provides for participation in the Plan.

Full-Time Employee:    A person who is employed by the Company or a Subsidiary in a budgeted position and regularly scheduled to work the full-time work week at a particular location.

Matching Contribution:    A cash contribution made by the Company on behalf of a Participant in respect of monies contributed to the Plan by such Participant.

Open Contribution Period:    Time periods established by the Company from time to time to allow Participants to make contributions under the Plan through means other than payroll deduction.

Participant:    An Eligible Employee who is currently enrolled in the Plan pursuant to Section 4.

Plan:    The Ecolab Canada Share Purchase Plan herein set forth as the same may from time to time be amended.

Plan Register:    The register maintained by the Administrator to record the interest of each Participant in the Brokerage Account.

Subsidiary:    A corporation or other form of business or association whose shares (or other ownership interests) having 50% of the voting power are owned or controlled, directly or indirectly by the Company, and whose Full-Time Employees are in the discretion of the Company, permitted to participate in the Plan.

Currency:    All financial figures in this Plan refer to the Canadian dollar.

3.     AUTHORITY

The appropriate officers of the Company shall have full power and authority to interpret and construe any provision of the Plan finally and conclusively as to all persons having any interest thereunder, to adopt rules and regulations not inconsistent with the Plan for carrying out the Plan or providing for matters not specifically covered in the Plan and to alter, amend and revoke any rules or regulations so adopted. Additionally, such officers shall have authority to appoint an Administrator to perform administrative duties for the benefit of Participants, including, but not limited to, maintaining the Plan Register and maintaining systems for fielding inquiries and instructions from Participants.

4.     ENROLMENT

Each Eligible Employee may enrol in the Plan by properly completing and returning to the Company such forms as are required by the Company, including forms specifying the amount of funds to be deducted from such employee's pay and authorizing the Company to send such funds, or funds otherwise contributed by, or on behalf of, such employee, to the Broker for purchase by the Broker of Common Stock for the account of such employee on the Plan Register.

Participation in the Plan begins as soon as practicable after the required forms are received and processed by the Company and continues until (i) the Participant is no longer an Eligible Employee, (ii) written notice by the Participant electing to terminate his or her enrolment in the Plan is received and processed by the Company, or (iii) the Board of Directors elects to suspend or terminate the Plan.

5.     BROKER AND RELATED FEES

5.1    Appointment of Broker:    The Company shall appoint a Broker to open and maintain the Brokerage Account and to make purchases, either directly or indirectly through an agent or nominee appointed by the Broker, of shares of Common Stock on the New York Stock Exchange for the Brokerage Account. The Broker shall be appointed by the Company to administer purchases of Common Stock and may be removed from such appointment at any time in the sole discretion of the Company. Nothing in the Plan shall be deemed to create any obligation on the part of the Company or the Broker that the Broker shall continue to administer purchases of shares of Common Stock.

5.2    Payment of Broker and Administrator Fees and Other Charges:    The Company shall pay the Broker's administrative charges for maintaining the Brokerage Account and commissions on the purchases of Common Stock made under the Plan and the Administrator's charges for maintaining the Plan Register, so long as the Participant remains an Eligible Employee and remains enrolled in the Plan. Each Participant shall pay fees and other charges related to the selling of Common Stock or for obtaining certificates representing full shares of Common Stock. The Company will not pay the charges or commissions for any Participant who has terminated employment (nor for any former Participant who no longer qualifies as an Eligible Employee).

6.     PAYROLL DEDUCTIONS & ADDITIONAL PARTICIPANT CONTRIBUTIONS

6.1    Payroll Deductions:    A Participant may authorize contributions through payroll deductions by completing and signing a form of payroll authorization instructing the Company to deduct a certain

2

amount from the Participant's compensation each pay period, together with applicable withholding for income tax. This authorization requires that funds deducted periodically be transmitted to the Broker for the purchase of shares of Common Stock on the New York Stock Exchange for crediting to the account of the Participant on the Plan Register. Payroll deductions will begin as soon as practicable after the authorization forms are received and processed by the Company.

6.2    Decreasing, Increasing or Terminating Payroll Deductions; Re-Entry:    Payroll deduction authorizations shall remain effective until changed in writing by the Participant or until otherwise suspended as provided below. Each Participant shall specify the amount to be withheld from his or her compensation, with a minimum of $10.00 per month. The maximum of all employee contributions pursuant to Sections 6.1, 6.2 and 6.3 each calendar year is $7,000. Payroll deductions will be automatically suspended when this level is reached, but automatically reinstated the following January. A payroll deduction may be decreased or increased once each calendar month in $10.00 increments, but not below $10.00 per month, by the Participant completing and returning the appropriate payroll deduction form to the Company. A payroll deduction may be suspended at any time by the Participant giving written notice to the Company. The increase, decrease or suspension shall be effective at the beginning of the next pay period after the notice is received and processed by the Company. Any amounts already deducted or deducted before the Participant's change is processed will be used to purchase Common Stock and may not be returned in cash directly to the Participant. A Participant who suspends his or her payroll deduction may remain enrolled in the Plan until he or she shall cease to be an Eligible Employee. Payroll deductions may be re-commenced by a Participant by following the procedures in Section 6.1.

6.3    Additional Employee Contributions:    Each Participant may contribute a sum not less than $150 during any Open Contribution Period. The total of (i) contributions through payroll deduction and (ii) additional contributions during any Open Contribution Period, may not, in the aggregate, exceed $7,000 in any calendar year.

6.4    Withholding:    The Participant is responsible for all income taxes applicable to Matching Contributions; Discretionary Contributions (if any); the Participant's pro rata share of fees paid by the Company pursuant to Section 5.2; and any amounts paid by the Company to the relevant taxation authorities to offset all or part of a Participant's tax obligation resulting from the Company making a Discretionary Contribution; and the Company shall, if required by law, make appropriate withholding deductions from each Participant's compensation, which shall be in addition to any payroll deductions made pursuant to Section 6.1.

7.     COMPANY MATCHING CONTRIBUTIONS

7.1    Matching Contributions:    The Company will make a Matching Contribution on behalf of each Participant in the amount of fifteen percent (15%) of the funds:

  i)
  deducted from such Participant's pay pursuant to Sections 6.1 and 6.2; and

  ii)
  contributed by the Participant as an additional employee contribution pursuant to Section 6.3;

up to the annual aggregate total in (i) and (ii) above of $7,000.

7.2    Discretionary Contributions:    The Company may from time to time make a Discretionary Contribution to a Participant's account for any reason, but each such contribution may not exceed $1,600. In addition, the Company may elect to pay, on the Participant's behalf, an amount determined appropriate by the Company to offset all or part of the Participant's tax obligation resulting from such award. The determination to pay all or any taxes shall be made in the sole and exclusive determination of the Company.

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8.     PURCHASES, SALES AND WITHDRAWALS

8.1    Administration of Funds:    The Company shall deduct funds from each Participant's pay pursuant to Sections 6.1 and 6.2 and, approximately once each month, shall forward the amount deducted plus additional employee contributions, if any, made by the Participant pursuant to Section 6.3, and both the Company's Matching Contributions, pursuant to Section 7.1, and Discretionary Contributions (if any) pursuant to Section 7.2, to the Broker. Concurrently for each investment period, the Company will provide the Administrator with the relevant payroll data, including deduction/contribution, name, SIN and address for each Participant. No interest shall be paid on such funds by the Company or Broker and such fund may be commingled with the general assets of the Company.

8.2    Purchases:    Upon receipt of funds from the Company for such purpose hereunder, the Broker shall, as promptly as practicable, purchase on the New York Stock Exchange as many whole shares of Common Stock as the aggregate of such funds will permit subject to rules and certain conditions imposed upon the Broker by regulatory agencies, if any. Notwithstanding any other provision hereof, and for the purpose of ensuring compliance by the Company and its corporate parent with the requirements of Rule 10b5-1(c) under the Securities Exchange Act of 1934, as amended, the Broker shall have sole discretion to determine the amounts, prices and dates on which to purchase such shares (including the discretion to spread out purchases over a period of time so that the market for the security is not abnormally disrupted) and the Company and Ecolab Inc., as its corporate parent, will not in any way direct or influence the Broker's exercise of this discretion. Such purchases shall be credited to the Brokerage Account and, subject to Section 13, the Administrator shall allocate, on the basis of the average cost thereof, to the respective accounts of Participants on the Plan Register based upon Participant payroll deductions, additional employee contributions, if any, made by the Participant pursuant to Section 6.3, and both the Company's Matching Contributions and Discretionary Contributions (if any) pursuant to Sections 7.1 and 7.2, all as directed by the Company. Allocations shall be made in full shares and in fractional interests in shares to one ten-thousandth of a share on the settlement date of any purchase.

8.3    Ownership of Common Stock:    On the settlement date of a purchase of Common Stock under the Plan, each Participant from whom account funds were received shall acquire beneficial ownership of all Common Stock and of any fractional interest in Common Stock credited to his or her account on the Plan Register. Unless otherwise requested by the Participant, all Common Stock shall be registered in the name of the Broker or its nominee and will remain so registered until delivery is requested by the Participant. Subject to the provisions of the next paragraph, a Participant may request through the Administrator that a certificate for any or all full shares of Common Stock in his or her account on the Plan Register be delivered at the cost of the Administrator's and Broker's transfer charges, payable by the Participant.

8.4    Sales:    A Participant may instruct the Administrator to sell any or all of the full shares of Common Stock or any interest in fractional shares held in his or her account at any time. Upon such sale, the Administrator shall, if requested, mail a check for the proceeds to the Participant, less the regular brokerage commission or fee and any transfer taxes or other charges all of which are payable by the Participant.

9.     CONFIRMATIONS; RELATIONSHIP AND BROKER

Each Participant shall receive at least once each quarter, a statement of activity from the Administrator reflecting any change in the number of shares of Common Stock held for his or her account on the Plan Register. The Company shall assume no responsibility for the relationship between the Participant and the Administrator except as to the payment of the Matching Contributions, the payment of commissions on purchases of Common Stock under the Plan, and administrative fees of the Plan which pertain to the accounts of Eligible Employees on the Plan Register as set forth in this Plan.

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10.   CLOSING ACCOUNTS

A Participant who terminates his or her enrolment in the Plan or whose enrolment is automatically terminated pursuant to Section 15 of the Plan must close his or her account on the Plan Register. A Participant may direct that all full shares of Common Stock and any fractional interests in shares of Common Stock in his or her account be sold and the net proceeds remitted to such person, or request that the full shares of Common Stock in his or her account be delivered to such person together with a check representing the net proceeds of the sales of the fractional interest in shares of Common Stock. The net proceeds shall be determined after deducting the regular Administrator's and Broker's charges and commissions and any transfer taxes or normal charges, all of which shall be payable by the Participant.

11.   VOTING AND OTHER RIGHTS

Each Participant will receive, as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by Ecolab Inc. to its stockholders. The whole shares in each Participant's account on the Plan Register shall be voted in accordance with the Participant's signed proxy instructions duly delivered to the Broker or the transfer agent for the Common Stock (as the case may be) in a timely fashion, or otherwise in accordance with the rules applicable to stock listed on the New York Stock Exchange.

12.   DIVIDENDS AND OTHER PROCEEDS

Cash dividends received in respect of Common Stock held in the Brokerage Account shall be reinvested in shares of Common Stock as promptly as practicable following receipt thereof. During such time as the Company shall pay fees and charges pursuant to Section 5.2, the Company shall pay all regular commissions in connection with the purchase constituting such reinvestment. Shares of Common Stock so purchased shall be allocated pro rata by the Administrator to the accounts of Participants on the Plan Register. Stock dividends or stock splits in respect of Common Stock shall be credited pro rata to such accounts without charge following source withholding for applicable income taxes. Other securities and rights to subscribe received in respect of Common Stock, if any, may be sold and the proceeds treated in the same manner as cash dividends.

13.   COMMON STOCK SUBJECT TO THE PLAN

The maximum number of shares of Common Stock that may be purchased by Participants shall be 200,000 shares, subject to adjustment upon changes in the capitalization of Ecolab Inc. as provided below. If the total number of shares of Common Stock that would otherwise be purchased by Participants on any date on which the funds forwarded to the Broker exceeds the number of shares then remaining available under the Plan, the Company and the Administrator shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform and equitable a manner as is practicable. In such event, the Company or the Administrator shall give written notice of such reduction to each Participant affected thereby and shall return any excess funds accumulated in each Participant's account as soon as practicable thereafter.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, appropriate adjustment will be made as to the number and kind of securities available for purchase by Participants under the Plan.

14.   TRANSFER OF RIGHTS

The Plan does not restrict the ability of a Participant to take delivery or sell Common Stock acquired under the Plan. However, the Participant may not assign or hypothecate his or her interest in the Plan as

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such. The Common Stock credited to Participants' accounts on the Plan Register becomes the sole property of the respective Participants.

15.   TERMINATION

If the Participant shall die, retire, be placed on permanent disability, or shall otherwise cease to be an Eligible Employee, such Participant's enrolment in the Plan shall thereupon automatically terminate. The Company will notify the Administrator of any such termination and will instruct the Administrator to deliver a certificate representing the whole shares of Common Stock credited to the account of the former Participant on the Plan Register, unless the former Participant or his or her estate notifies the Company to sell or otherwise transfer such shares promptly following any such termination. Fees and commissions, where applicable, are to be paid by the former Participant or his or her estate and may be set off against amounts owing to the former Participant or his or her estate. All transfer taxes, if any, which may be due upon transfer of such shares to the former Participant, his or her estate, or to any other person shall be paid by the former Participant, and the Broker may require the deposit of funds sufficient to cover such taxes in advance of making any such transfer.

No Participant shall have any right to receive any fractional share credited to his or her account on the Plan Register, nor shall any provision herein be construed to give such right. Upon termination, any fractional share interest shall be paid thereto in cash by the Administrator. Any such payment in respect of a fractional share shall be in an amount equal to the appropriate fraction of the opening price of Common Stock on the New York Stock Exchange on the day following the receipt and processing of instructions.

16.   AMENDMENTS, SUSPENSIONS AND TERMINATIONS

The Board of Directors of the Company may from time to time amend, suspend or terminate in whole or in part, and if terminated may reinstate, any or all of the provisions of the Plan, except that no amendment, suspension or termination may be made which will retroactively affect adversely the rights of Participants in the Plan, and that no such amendment shall be effective, without approval of the shareholders of Ecolab Inc., if shareholder approval of the amendment is then required pursuant to the rules of the New York Stock Exchange. Participation in the Plan is not a matter of right. No part of the funds or shares of Common Stock credited to account of any Participant shall be subject to forfeiture for any reason.

17.   EMPLOYMENT

Nothing in the Plan shall be construed to give any employee of the Company the right to remain employed.

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AGREEMENT OF ECOLAB K.K. EMPLOYEE STOCK PURCHASE ASSOCIATION

Article 1 (Name)

  This association is called "Ecolab K.K. Employee Stock Purchase Association" (hereinafter called "Association").

Article 2 (Character & Investment)

  1.
  This is an association defined under the Chapter 1, Article 667 of the Civil Law of Japan.

  2.
  The investment means (a) the contribution defined under the Chapter 1, Article 7, (b) dividend defined under the Chapter 2, Article 11, and (c) the proceeds from the sale of the subscription right for new stock defined under the Chapter 2, Article 12, in this agreement respectively.

Article 3 (Purpose)

  The purpose of the Association is to provide the employees with a convenient way to get the common stock of Ecolab Inc. (hereinafter called the "Stock"), so as to accumulate their property.

Article 4 (Participant of the Association)

  Participant of the Association is the employee of Ecolab K.K. ("Company") who worked the first 3 months, defined under Article 2 of the Work Rule of Ecolab K.K.

Article 5 (Enrollment)

  1.
  An employee qualified to the above shall submit the application form to the Chairman of the Association during the May 1 through May 25, and November 5 through November 25, every year and he (she) shall be enrolled from June and December respectively.

  2.
  The file of the application form mentioned above, shall be the name list of the participants.

  3.
  The withdrawer from the Association due to the Article 6, shall not be re-enrolled as the participant, if only the chairman of the Association may specially admit the re-enrollment.

Article 6 (Withdrawal)

  1.
  The participant shall withdraw from the Association by submitting the withdrawal form to the chairman of the Association by 25th of every month, and it becomes valid from the next month.

  2.
  The participant shall withdraw from the Association when he (she) loses the qualification mentioned in the Article 4 in the Agreement.

Article 7 (Contribution Money)

  1.
  Participant shall contribute the amount which deducted from his (her) monthly salary and bonus as mentioned below:

      Monthly contribution:    Contributed shares (Yen 1,000/one share) which was written in the application form. Maximum per one participant is 20 shares.

      Bonus contribution:    Three times of monthly contribution.

  2.
  Participant may change this share by submitting the form of share change to the chairman during the May 1 through May 25, and November 5 through November 25, every year and he (she) shall change the share from June and December respectively.

  3.
  Participant may suspend the contribution when he (she) is troubled with unavoidable circumstance, by submitting the form of suspension to the chairman by 25th of every month and the chairman accepted the form. The suspension begins at the next month.

  4.
  Participant may resume the contribution by submitting the form of resumption to the chairman by 25th of every month and the contribution will start again from the next month.

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Article 8 (Subsidy)

  Participant shall receive the subsidy Yen 150 per share (15%) mentioned on the above Article 7 from the Company and contribute it with his (her) contribution money.

Article 9 (Investment of Stocks)

  1.
  The Association shall purchase Ecolab Common Stock applying the total (hereinafter called Purchase Money) of (a) all contribution money mentioned on the above Chapter 1, Article 7, (b) subsidy mentioned on Article 8, (c) dividends mentioned on Article 11, (d) the proceeds from the sale of the subscription right for new stock defined under the Chapter 2, Article 12, and (d) the balance mentioned on Chapter 3 of this Article, at the 20th of every month and the payday of the bonus, and the purchase shall be made at the New York Stock Exchange. In the case of purchase, Daiwa Securities SMBC Co. shall purchase Ecolab Common Stock as the agent of the Association.

  2.
  Notwithstanding mentioned above 1, the Association shall deduct preferentially the conversion money defined Chapter 3 of Article 19, from the Purchase Money.

  3.
  The balance of the purchase money (the Balance) that deducted conversion money mentioned above 2, shall transfer the next Purchase Money.

Article 10 (Distribution of Shares to the Participants)

  1.
  Subject to Article 27, the stocks purchased shall be distributed to the participant by their contribution amount and shall be registered in his (her) account, but be omitted the figures below the fourth place of decimals. However, the ignored fractions shall be added the next stocks.

  2.
  The balance shall be distributed to the participant by their contribution amount, but be omitted the figures below Yen. The ignored fractions shall be added the next fund.

Article 11 (Stock Dividends)

  1.
  Stock Dividends shall be distributed by their own shares of stocks as of the record date to the participants. The fractions shall be applied to the above chapter 2 of Article 10.

  2.
  Participants shall be contribute the dividends described the above to re-invest Ecolab common stocks.

Article 12 (The Management of the Subscription Right for New Stock)

  1.
  When the subscription right with payment for new stocks may be given to the Association, the Association shall sell the new stocks and distribute the money to the participants of the record date. The fractions shall be applied the above Chapter 2 of Article 10.

  2.
  Participants shall contribute the money to the Association to reinvest the stocks.

Article 13 (Split of the Stocks)

  Split of the Stocks shall be distributed by their own shares of stocks to the participants as of the record date. The fractions shall be applied the above Chapter 1 of Article 10.

Article 14 (Management of Stocks and Holder)

  1.
  Participants shall leave their registered stocks in trust with the Chairman of the Association.

  2.
  The Chairman shall leave the stocks mentioned the above chapter in trust with Daiwa Securities SMBC Co. and Daiwa Securities SMBC Co. shall trust the holding bank with the stocks. In this case, the holder of the stocks is the holding bank.

Article 15 (Reporting)

  The Association will report the amount of registered stocks of the participant and the fractions to each participant twice a year.

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Article 16 (Prohibition against the Dealing)

  The participant shall not transfer the registered stocks nor put up as security by personally.

Article 17 (Voting)

  The Chairman of the Association can vote full shares acquired under this plan. However, the participants may instruct the Chairman specially to exercise his voting right in shareholders' meeting.

Article 18 (Withdrawal of the Shares)

  1.
  The participant may transfer his registered stocks.

  2.
  The participant may transfer his share by one stock.

  3.
  The participant who transfer his stock shall submit the transfer form to the Chairman of the Association by 25th of every month, and it will be done by the middle of the next month.

  4.
  The transfer of the stocks shall be done by opening his (her) account with Daiwa Securities SMBC Co. and transferred stocks shall be deposited to the account from the Association Account.

Article 19 (Return of the Shares by Withdrawal)

  1.
  When participant withdraws from the Association due to Article 6, the Chairman may transfer his (her) registered stocks and the balance to his account.

  2.
  The transfer shall be applied to the above chapter 2, 3, and 4 of the Article 18.

  3.
  The fraction of the stock shall be bought by the Association on the 5th of every month at the closing price of New York Stock Exchange (if the 5th is a holiday or stock exchange is not working, the stock price shall be the price of the previous working day's). The price shall be paid to the participant.

Article 20 (Staffs)

  1.
  To manage the Association, 5 directors (including a Chairman and a deputy chairman) and one Auditor shall be elected.

  2.
  Director of the above shall be assigned among the participants as follows:

  (a)
  The board of directors shall recommend the candidates of the next director and the Chairman shall notify the participants by writing of the candidates.

  (b)
  The participant who raises an objection to the candidates shall propose his objection in writing to the Chairman.

  (c)
  If the objections are less than half of the participants after two weeks has passed, the candidates deem to be elected. The candidates shall be assigned as the directors after incumbents resigned.

  (d)
  If the objection are more than half of the participants, the board of directors shall recommend new candidates and execute (a) through (c).

  3.
  The terms of the staffs shall be the end of November of the year after the next year of the assignment. However, the terms shall be delayed if the next staffs are going through the execution of (b), or by other reason the candidates are not recommended. Re-assignment shall not be prohibited.

  4.
  Chairman and deputy chairman will be elected by the board of directors among them.

  5.
  Chairman shall represent the Association and if the Chairman is in trouble, deputy chairman shall represent the Association.

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  6.
  The Auditor shall audit the management and accounting of the Association and shall state the opinion at the board of directors.

Article 21 (The Board of Directors)

  The Board of Directors shall write the report on the situation of the year at the end of November to the participant after it signed by the auditor.

Article 23 (The amendment of the Agreement)

  The amendment of the Agreement shall proceed as follows:

  1.
  The Board of Directors shall make the draft of amendment plan, and Chairman shall notify the participants the plan in writing.

  2.
  The participant who raises an objection to the amendment plan shall propose his objection in writing to the Chairman.

  3.
  If the objections are less than half of the participants after two weeks has passed, the amendment shall be in effect.

  4.
  If the objection are more than half of the participants the board of directors shall revise new amendment plan and execute 1 through 3.

  5.
  In no event shall any amendment be effective, without approval of the stockholders of Ecolab Inc., if stockholder approval of the amendment is then required pursuant to the rules of the New York Stock Exchange.

Article 24 (Secretariat)

  The secretariat shall be at the Human Resources to take over the clerical work

Article 25

  The Association places a part of clerical work to Daiwa Securities SMBC Co. care.

Article 26

  The expenses of the Association will be charged to the participants by the payment of the Company.

Article 27

  The maximum number of shares of Stock that may be purchased by participants shall be 300,000 shares, subject to adjustment upon changes in capitalization of Ecolab Inc. as provided below. If the total number of shares of Stock that would otherwise be purchased by participants on any date on which the funds forwarded to the Association exceeds the number of shares then remaining available for purchase by participants of the Association, the Association shall make a pro rata allocation of the shares of Stock remaining available for purchase in as uniform and equitable a manner as is practicable. In such event, the Association shall give written notice of such reduction to each participant affected thereby and shall return any excess funds accumulated in each participant's account as soon as practicable thereafter.

  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of Ecolab Inc., appropriate adjustment will be made as to the number and kind of securities available for purchase by participants of the Association.

Rider

1.
This Agreement will be effective from November 20th of 1989.

2.
The amendment of this Agreement will be effective from June 1, 1994.

3.
The further amendment of this Agreement will be effective from April 1, 2001.

4.
The further amendment of this Agreement will be effective from April 13, 2004.

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ECOLAB LIMITED — ECOLAB NEW ZEALAND SHARE PURCHASE PLAN

As Amended through February 28, 2004

1.    PURPOSE

On February 8, 1991, the Company's Board of Directors established the Ecolab Limited — Ecolab New Zealand Share Purchase Plan to give Participants a convenient and cost-effective means for regular and systematic purchases of shares in Ecolab Inc., the United States parent company of Ecolab Limited. Those shares are listed on the New York Stock Exchange. The Plan was subsequently amended as of February 28, 2004 to place a limit on the number of shares that may be purchased by Participants, as required by changes to the rules of the New York Stock Exchange, subject to approval of the amended Plan by the shareholders of Ecolab Inc.

The purposes of the Plan are to assist the Company in attracting and retaining personnel of outstanding abilities, to motivate employees to give their maximum productive effort on behalf of the Company and to align employees' interests with the Company's shareholders in the United States of America.

2.    DEFINITIONS

Unless otherwise required by the context, the following terms, when used in the Plan, have the meanings set forth in this Section.

Board of Directors or Board:    The Board of Directors of the Company.

Broker:    The Broker appointed by the Company to act as the Broker for the Plan pursuant to Section 5.1.

Company:    Ecolab Limited, a New Zealand limited company.

Discretionary Contribution:    A cash contribution made by the Company to the account of a Participant, without the requirement of a contribution by such Participant.

Eligible Employee:    Each full-time employee of the Company or any of its subsidiaries who has attained the age of majority.

Full Time Employee:    A person who is employed by the Company or a subsidiary in a permanent, budgeted, position and is regularly scheduled to work for all or part of the full-time work week of a particular location.

Matching Contribution:    A cash contribution made by the Company to the account of a Participant in respect of money contributed to the Plan by such Participant.

Open Contribution Period:    Time periods established by the Company from time to time to allow Participants to make contributions under the Plan through means other than through a deduction from the payroll.

Participant:    An Eligible Employee who is currently enrolled in the Plan pursuant to Section 4.

Plan:    The Ecolab Limited — Ecolab New Zealand Share Purchase Plan set out in this document as the Plan may from time to time be amended.

Shares:    The common stock of Ecolab Inc. with a par value US$1.00 per share (the "Shares").

Subsidiary:    A company or other form of business or association whose shares (or other ownership interests) having 50% of the voting power are owned or controlled, directly or indirectly by the Company, and whose full-time employees are, in the discretion of the Company, permitted to participate in the Plan.

United States Broker:    The United States Broker appointed by the Broker with the approval of the Company to process Share transactions for the Broker and hold Shares on account of and in trust for the Participants as individual clients of the United States Broker.

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3.    AUTHORITY.

The Board of Directors of the Company has full power and authority to interpret and construe any provision of the Plan finally and conclusively as to all persons having any interest under the Plan, to adopt rules and regulations not inconsistent with the Plan for carrying out the Plan or providing for matters not specifically covered in the Plan and to alter, amend and revoke any rules or regulations so adopted.

4.    ENROLMENT.

Each Eligible Employee may enrol in the Plan by properly completing and returning to the Company such forms as are required by the Broker for opening the Participant's account with the Broker and for purchase by the Broker through the United States Broker of Shares for the account of the Participant.

Participation in the Plan begins as soon as practicable after the required forms are received and processed by the Company and continues until the Participant is no longer an Eligible Employee, or until written termination by the Participant of his or her participation in the Plan is received and processed b the Company.

5.    BROKER AND RELATED FEES.

5.1    Appointment of Broker.    The Company will appoint a Broker to open and maintain an account in the name of each Participant and to make purchases of shares on the New York Stock Exchange for the accounts of Participants through the United States Broker. The Broker will be appointed by the Company to administer the Plan and may be removed from such appointment at any time in the sole discretion of the Company. Such removal may include the United States Broker. Nothing in the Plan is deemed to create any obligation on the part of the Company or the Broker to continue to administer the Plan.

5.2    Payment of Fees and Other Charges:    The Company agrees to pay the Broker's administrative charges for maintaining accounts under the Plan and agrees to pay for brokerage commissions on the purchases of Shares made under the Plan for each Participant, so long as the Participant remains an Eligible Employee.

6.    PAYROLL DEDUCTIONS & ADDITIONAL PARTICIPANT CONTRIBUTIONS

6.1    Payroll Deductions.    Participants may authorize contributions through payroll deductions by completing and signing a form of payroll authorization instructing the Company to deduct a certain amount from the Participant's wages or salary for transmission to the Broker for the purchase of Shares. Payroll deductions will begin after the authorization forms are received and processed by the Company.

6.2    Decreasing, Increasing or Terminating Payroll deductions; Re-entry.    Payroll deduction authorizations will remain effective until terminated in writing by the Participant or until otherwise terminated as provided below.

Each Participant must specify the amount to be withheld from his or her compensation, with a minimum of $NZ5 per week.

The maximum of all employee contributions pursuant to Sections 6.1, 6.2 and 6.3 each calendar year is $NZ10,000, but will be prorated for the first calendar year of the Plan and for the first calendar year that the Participant becomes enrolled in the Plan. Payroll deductions will be automatically terminated when this level is reached, but automatically reinstated the following January.

A payroll deduction may be decreased or increased once each calendar month in $NZ5 increments, but not below $NZ5 per week, by the Participant completing and returning the appropriate payroll deduction form to the Company. A payroll deduction may be terminated at any time by the Participant giving written notice to the Company.

The increase, decrease or termination will be effective at the beginning of the next pay period after the notice is received and processed. A Participant who terminates his or her payroll deduction may

2

re-enter the Plan any time by following the instruction for enrollment in Section 4 and payroll deduction procedures in Section 6.1.

6.3    Additional Employee Contributions.    Each Participant may contribute a sum not less than $NZ160 during any Open Contribution Period. The aggregate of contributions through payroll deduction and additional contributions may not exceed $NZ10,000 in any calendar year.

6.4    Withholding.    The Participant is responsible for all income taxes applicable to Matching Contributions and Discretionary Contributions, if any, and the Company will make appropriate withholding deductions from each Participant's compensation, which will be in addition to any payroll deductions pursuant to Section 6.1.

7.    COMPANY CONTRIBUTIONS.

7.1    Matching Contributions.    The Company will make a Matching Contribution on behalf of each Participant up to the amount of fifteen percent (15%) of the funds (i) deducted from such Participant's pay pursuant to Sections 6.1 and 6.2, and (ii) contributed by the Participant as an additional employee contribution pursuant to Section 6.3. The actual amount of the Matching Contributions is at the Company's discretion from time to time and, while it will endeavour to make the full Matching Contribution, it reserves the right to make a Matching Contribution less than 15% if its business performance in New Zealand does not warrant the making of the full contribution.

7.2    Discretionary Contributions.    The Company may from time to time make a Discretionary Contribution to a Participant's account for any reason, but each such contribution will not exceed $NZ1,600 plus the amount determined appropriate by the Company to cover all or part of the income taxes resulting from such award. The determination to pay all or any taxes shall be made in the sole and exclusive determination of the Company.

8.    PURCHASES, SALES AND WITHDRAWALS.

8.1    Administration of Funds.    The Company will deduct funds from each Participant's pay pursuant to Sections 6.1 and 6.2 and once a month will forward the amount deducted plus any additional employee contributions made by the Participant pursuant to Section 6.3, and the Matching Contributions and Discretionary Contributions, if any, to the Broker, together with a list of Participants and the amount allocable to their accounts.

No interest will be paid on such funds by the Company or Broker or the United States Broker and such funds while held by the Company will be mingled with the general assets of the Company.

8.2    Purchases.    Upon receipt of funds from the Company for the purposes of the Plan, the Broker through the United States Broker will, as promptly as practicable, purchase on the New York Stock Exchange, as agent for each individual Participant, as many whole Shares as the aggregate of such funds will permit subject to rules and certain conditions imposed upon the Broker by regulatory agencies, if any.

The Broker may purchase the Shares up to five (5) days in advance of receipt of funds, if the Company provides the Broker with an estimate of funds to be transferred. Subject to Section 13 below, the aggregate of all such purchases will be allocated, on the basis of their average cost, to the respective accounts of Participants based upon Participant payroll deductions and additional employee contributions, Matching Contributions, and Discretionary Contributions, if any, as directed by the Company.

Allocations will be made in full Shares. Any funds insufficient for purchases of Shares for a Participant will be held until the next monthly purchase by the Broker.

8.3    Ownership of Shares.    At the time of purchase of Shares under the Plan, each Participant for whom account funds were received will immediately acquire full ownership of all Shares purchased for his or her account.

Unless otherwise requested by the Participant, all Shares will be registered in the name of the United States Broker, the Broker or its nominee and will remain so registered until delivery is requested. Subject to the provisions of Section 8.4, a Participant may request that a certificate for all Shares in his or her account be delivered at any time at the Broker's transfer charge, payable by the Participant.

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8.4    Sales.    A Participant may instruct the Broker to sell any or all of the Shares held in his or her account at any time. Upon such sale, the Broker will, if requested, mail a cheque for the proceeds to the Participant, less the regular brokerage commission or fee and any transfer taxes or other normal charges all of which are payable by the Participant.

8.5    Other Uses of Accounts.    A Participant may not use the account under the Plan for other purchases of Shares and other personal transactions. Any such transactions must be subject to the opening of a separate account on terms arranged exclusively between the participant and the Broker and at the expense of the Participant. A termination by a Participant of participation in the Plan or cessation of eligibility to be an Eligible Employee does not, as such, affect the status of the individual's account or his or her relationship with the Broker in respect of the Shares, although the Company will not pay any fees relating to the account after the employee is no longer an Eligible Employee.

9.    CONFIRMATIONS; RELATIONSHIP WITH BROKER.

Each Participant will receive periodic statements of activity from the Broker and/or the United States Broker reflecting the number of Shares held for his or her account. The relationship between the Participant and the Broker and the United States Broker will be the normal relationship of client and broker and the Company will assume no responsibility except as to the payment of the Matching Contributions and Discretionary Contributions, if any, the payment of commissions on purchases under the Plan, and administrative fees of the Plan which pertain to the accounts of Eligible Employees as set forth in this Plan.

10.    CLOSING ACCOUNTS.

A Participant who terminates his or her payroll deduction authorization or whose authorization is automatically terminated may request the Broker to ensure that the United States Broker maintains or closes his or her account. A Participant may direct that all Shares in his or her account be sold and the net proceeds remitted to such person, or request that the Shares in his or her account be delivered to such person. The net proceeds will be determined after deducting the regular brokerage commission and any transfer taxes or other normal charges, all of which shall be payable by the Participant.

11.    VOTING AND OTHER RIGHTS.

The Broker will arrange for the United States Broker to deliver to each Participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by Ecolab Inc. to its stockholders, and the Shares in each Participant's account will be voted in accordance with the Participant's signed proxy instructions, all in accordance with the rules as apply to the United States Broker as a member of the New York Stock Exchange.

12.    DIVIDENDS AND OTHER PROCEEDS.

Cash dividends received in respect of Shares held in the accounts of Participants will be credited by the United States Broker to such accounts and, unless the United States Broker is otherwise instructed by the employee, all such cash will be reinvested in Shares as promptly as practicable following their receipt.

During such time as the Company pays fees and charges pursuant to Section 5.2, the Company will also pay all regular commissions in connection with the purchase constituting such reinvestment.

Share dividends or share splits in respect of the Shares held in the accounts of Participants will be credited to such accounts without charge. Other securities and rights to subscribe received in respect of the Shares, if any, held in the accounts of Participants will be sold by the United States Broker and the Proceeds treated in the same manner as cash dividends.

13.    SHARES SUBJECT TO THE PLAN.

The maximum number of Shares that may be purchased by Participants shall be 150,000 shares, subject to adjustment upon changes in capitalization of Ecolab Inc. as provided below. If the total number of Shares that would otherwise be purchased by Participants on any date on which the funds forwarded to the Broker exceeds the number of shares then remaining available under the Plan, the Company, the Broker and/or the United States Broker shall make a pro rata allocation of the Shares

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remaining available for purchase in as uniform and equitable a manner as is practicable. In such event, the Company, the Broker or the United States Broker shall give written notice of such reduction to each Participant affected thereby and shall return any excess funds accumulated in each Participant's account as soon as practicable thereafter.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of Ecolab Inc., appropriate adjustment will be made as to the number and kind of securities available for purchase by Participants under the Plan.

14.    TRANSFER OF RIGHTS.

The Plan does not restrict the ability of a Participant to sell, assign, charge, mortgage, pledge or otherwise deal with the Shares acquired under the Plan. However, the Participant may not deal with his or her interest in the Plan as such. The Shares held in Participant's accounts become the sole property of the respective Participants.

15.    TERMINATION.

If a Participant dies, retires, is placed on long-term disability and does not receive a paycheck from the payroll department of the Company, or applicable Subsidiary, or otherwise ceases to be an Eligible Employee, such Participant's enrolment in the Plan will then automatically terminate. The Company will notify the Broker of any such termination. Securities held by the United States Broker for the account of any former Participant will continue to be so held by the United States Broker and the reinvestment of dividends continued until the United States Broker has received other instructions from such former Participant or his or her estate.

Upon the receipt of appropriate instructions from the former Participant or his or her estate, the United States Broker will sell or transfer any Shares credited to the account of the former Participant as directed. All transfer taxes, if any, which may be due upon transfer of such Shares to the former Participant, his or her estate, or to any other person will be paid by the former Participant, and the United States Broker may require the deposit of funds sufficient to cover such taxes in advance of making any such transfer.

No Participant has any right to receive any fractional share credited to his or her account in the Plan, nor will any provision in this Plan be construed to give such right. Upon termination, any fractional share interest subject to transfer to the former Participant or other person will be paid to them in cash by the Broker.

16.    AMENDMENTS, SUSPENSIONS AND TERMINATIONS.

The Board of Directors may from time to time amend, suspend or terminate in whole or in part, and if terminated may reinstate, any or all of the provisions of the Plan, including the amount of the Matching Contribution, except that no amendment, suspension or termination may be made which will retroactively affect adversely the rights of the Participants in the Plan, and that no such amendment shall be effective, without approval of the shareholders of Ecolab Inc., if shareholder approval of the amendment is then required pursuant to the rules of the New York Stock Exchange. Participation in the Plan is not a matter of right. No part of the funds or the Shares credited to the account of any Participant is subject to forfeiture for any reason.

17.    EMPLOYMENT.

Nothing in the Plan is to be construed to give any employee of the Company or its Subsidiaries the right to remain employed.

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ECOLAB INC.

C/O EQUISERVE TRUST COMPANY N.A.
P. O. BOX 8985
EDISON, NJ 08818-8985

®

Your vote is important. Please vote immediately.

Vote-by-Internet www.eproxyvote.com/ecl Log on to the Internet and go to http://www.eproxyvote.com/ecl.	OR	Vote-by-Telephone 1-877-779-8683 Call toll-free 1-877-779-8683; or International callers may dial 201-536-8073.

If you vote over the Internet or by telephone,
please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒ Please mark votes as in this example.

Directors recommend a vote FOR all Nominees and FOR Proposals 2, 3 and 4.

ECOLAB INC.

1.	Election of 5 Directors. (see reverse)		FOR	WITHHELD
		FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
For all nominees except as written above

		FOR	AGAINST	ABSTAIN
2.	Re-approve Ecolab Inc. Management Performance Incentive Plan, As Amended.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Approve Ecolab Stock Purchase Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	Ratify Appointment of Independent Auditors.	☐	☐	☐

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Signature:	Date:	Signature:	Date:

ON-LINE ANNUAL MEETING MATERIALS (www.econsent.com/ecl)

Although you received these materials by regular mail this year, you can still vote your shares conveniently on-line or by telephone. Please see the reverse side for instructions.

Additionally, you may choose to receive future Annual Meeting materials (annual report, notice of annual meeting, proxy statement, proxy card and your voter control number) on-line. By choosing to become one of Ecolab's future electronic recipients, you help support Ecolab in its efforts to control printing and postage costs.

If you choose the option of electronic delivery and voting on-line, you will receive an e-mail before all future Annual and/or Special Meetings of Stockholders, notifying you of the website containing the Proxy Statement and other materials to be carefully reviewed before casting your vote.

To find out more information, or to enroll to receive future proxy materials on-line, please go to www.econsent.com/ecl.

INTERNET ACCOUNT ACCESS (http://ecolab.equiserve.com)

Shareholders of record may view their shareholder account information on-line at http://ecolab.equiserve.com. For log-in assistance, shareholders may call the transfer agent toll-free at 1-877-843-9327. International callers may dial 781-575-2724.

DETACH HERE

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ECOLAB INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 7, 2004

The undersigned hereby appoints Allan L. Schuman, Lawrence T. Bell and Timothy P. Dordell, and each of them, with full power of substitution to each as proxies to represent the undersigned at the Annual Meeting of Stockholders of Ecolab Inc., to be held in Weyerhauser Auditorium at the Landmark Center, 75 West Fifth Street, St. Paul, MN on Friday May 7, 2004 at 10:00 A.M. and at any adjournment(s) thereof, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting as directed below with respect to the proposals as set forth in the Proxy Statement, and in their discretion, upon any other matters that may properly come before the meeting.

Nominees for election to Board of Directors:

1. Richard U. De Schutter
2. William L. Jews
3. Joel W. Johnson
4. Ulrich Lehner
5. Beth M. Pritchard

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The tabulator cannot vote your shares unless you sign and return this card, or you use the telephone or internet voting services.

QuickLinks

VOTING PROCEDURES
Broker Non-Vote
Revoking Your Proxy
Vote Tabulation
Discretionary Voting
Adjournments
GOVERNANCE / STOCKHOLDER ACCESS
SECURITY OWNERSHIP
BOARD OF DIRECTORS
DIRECTOR INDEPENDENCE
PROPOSAL TO ELECT DIRECTORS
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS—CLASS III (FOR A TERM ENDING 2007)
MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE—CLASS I (FOR A TERM ENDING 2005)
MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE—CLASS II (FOR A TERM ENDING 2006)
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN 2003
AGGREGATED OPTION EXERCISES IN 2003 AND DECEMBER 31, 2003 OPTION VALUES
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN(1)
PENSION PLAN TABLE
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL TO RE-APPROVE THE ECOLAB INC. MANAGEMENT PERFORMANCE INCENTIVE PLAN, AS AMENDED
PROPOSAL TO APPROVE THE ECOLAB STOCK PURCHASE PLAN
AUDIT COMMITTEE REPORT
INDEPENDENT AUDITORS' FEES
PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS
OTHER MATTERS
APPENDIX A
CORPORATE GOVERNANCE PRINCIPLES
APPENDIX B(i)
AUDIT COMMITTEE CHARTER
APPENDIX B(ii)
COMPENSATION COMMITTEE CHARTER
APPENDIX B(iii)
FINANCE COMMITTEE
APPENDIX B(iv)
GOVERNANCE COMMITTEE CHARTER
APPENDIX C
DIRECTIONS TO THE ECOLAB ANNUAL MEETING
ECOLAB INC. MANAGEMENT PERFORMANCE INCENTIVE PLAN (as amended and restated on February 28, 2004)
ECOLAB STOCK PURCHASE PLAN As Amended Through February 28, 2004
AMENDED AND RESTATED ECOLAB CANADA SHARE PURCHASE PLAN As Amended Through February 28, 2004
AGREEMENT OF ECOLAB K.K. EMPLOYEE STOCK PURCHASE ASSOCIATION
ECOLAB LIMITED — ECOLAB NEW ZEALAND SHARE PURCHASE PLAN As Amended through February 28, 2004